Exhibit 10.1


                                 LEASE AGREEMENT

                                     between

                                   RC-NRI, LLC
                                  as "Landlord"

                                       and

                             RYAN COMPANIES US, INC.
                                   as "Tenant"
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                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

1. PREMISES ...................................................................4
2. TERM; POSSESSION ...........................................................5
3. RENT .......................................................................6
4. SECURITY DEPOSIT ..........................................................11
5. USE AND COMPLIANCE WITH LAWS ..............................................11
6. TENANT IMPROVEMENTS & ALTERATIONS .........................................14
7. MAINTENANCE AND REPAIRS ...................................................15
8. TAXES .....................................................................16
9. UTILITIES AND SERVICES ....................................................16
10. EXCULPATION AND INDEMNIFICATION ..........................................17
11. INSURANCE ................................................................18
12. DAMAGE OR DESTRUCTION ....................................................20
13. CONDEMNATION .............................................................21
14. ASSIGNMENT AND SUBLETTING ................................................22
15. DEFAULT AND REMEDIES .....................................................23
16. LATE CHARGE AND INTEREST .................................................25
17. WAIVER ...................................................................25
18. ENTRY, INSPECTION AND CLOSURE ............................................25
19. SURRENDER AND HOLDING OVER ...............................................26
20. ENCUMBRANCES .............................................................27
21. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS ...........................28
22. NOTICES ..................................................................28
23. ATTORNEYS' FEES ..........................................................28
24. QUIET POSSESSION .........................................................29
25. SECURITY MEASURES ........................................................29
26. FORCE MAJEURE ............................................................29
27. RULES AND REGULATIONS ....................................................30
28. LANDLORD'S LIABILITY .....................................................30
29. CONSENTS AND APPROVALS ...................................................30
30. BROKERS ..................................................................30
31. RELOCATION OF PREMISES ...................................................31
32. ENTIRE AGREEMENT .........................................................31
33. MISCELLANEOUS ............................................................31
34. AUTHORITY ................................................................31


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                            BASIC LEASE INFORMATION

Lease Date:            For identification purposes only, the date of this
                       Lease is September 28, 2000

Landlord:              RC-NRI, LLC, a Delaware limited liability company

Tenant:                RYAN COMPANIES US, INC., Minnesota corporation

Building:              Retek Plaza

Building Address:      50 South 10th Street, Minneapolis, Minnesota 55402 and
                       900 Nicollet Mall, Minneapolis MN 55402

Rentable Area of       Approximately 450,976 square feet
Building:

Premises:              Floor: Three
                       Suite Number: 300
                       Rentable Area: Approximately 72,059 rentable square feet

Term: 120 full calendar months (plus any partial month at the beginning of the Term)

Scheduled
Commencement Date:     October 1, 2001

Expiration Date:       The last day of the 120th full calendar month in the Term

Base Rent:             From the Commencement Date through the last day of the
                       60th full calendar month: $17.50 per rentable square foot per annum
                       Months 61 - 120: $18.25 per rentable square foot per annum
                       Months 121 - 180 (if applicable): Market
                       Months 181 - 240 (if applicable): Market

Tenant's Share:        Prorata

Security Deposit:      None

Landlord's Address
for Payment of Rent:   c/o Ryan Properties, Inc.
                       900 Second Avenue South, Suite 700
                       Minneapolis MN 55402


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Business Hours:            Monday through Friday: 7:00 AM to 6:00 PM
                           Saturday: 8:00 AM to 1:00 PM

Landlord's Address
for Notices:
                           c/o Ryan Properties, Inc.
                           900 Second Avenue South, Suite 700
                           Minneapolis MN 55402

Tenant's Address
for Notices:               Ryan Companies US, Inc.
                           900 Second Avenue South, Suite 700
                           Minneapolis MN 55402
                           Attn: Timothy M. Gray

Access Card Deposit:       $5.00 per card

Broker(s):

Guarantor(s):              None

Property Manager:          Ryan Properties, Inc.

Additional Provisions:

Exhibits:
---------
Exhibit A:          The Premises
Exhibit B:          Construction Rider
Exhibit C:          Building Rules
Exhibit D:          Additional Provisions

      The Basic Lease Information set forth above is part of the Lease. In the event of any conflict between any provision in the Basic Lease Information and the Lease, the Lease shall control.


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

      THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between the Landlord identified in the Basic Lease Information ("Landlord"), and the Tenant identified in the Basic Lease Information ("Tenant"). Landlord and Tenant hereby agree as follows:

1. PREMISES.

      1.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, the office space identified in the Basic Lease Information as the Premises (the "Premises"), in the Building located at the address specified in the Basic Lease Information (the "Building"). The approximate configuration and location of the Premises is shown on Exhibit A-1. The Rentable Area of the Premises and the Building will be calculated in accordance with the American National Standard Method of Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996. Prior to the Commencement Date, Landlord's architect who designed the Building ("Architect") shall certify to Landlord and Tenant in writing (the "Rentable Area Certificate") the number of square feet of Rentable Area of the Premises and the Building. The Building, together with the parking facilities serving the Building (the "Parking Facility"), and the parcel(s) of land on which the Building and the Parking Facility are situated (collectively, the "Property"), is part of the Project identified in the Basic Lease Information (the "Project").

      1.2 Expansion Options. Subject to the terms and conditions set forth in this Section 1.2, Landlord grants to Tenant options to add space ("Expansion Space") to the Premises as follows:

            (a) The first option ("First Expansion Option") shall be with respect to approximately 14,387 square feet of Rentable Area in the Building ("First Expansion Space"). The second option ("Second Expansion Option") shall be with respect to approximately 7,075 square feet of Rentable Area in the Building ("Second Expansion Space"). A floor plan showing the approximate configuration and location of the First Expansion Space and the Second Expansion Space is attached hereto as Exhibit A-2.

            (b) Tenant shall exercise the First Expansion Option, if at all, no later than July 31, 2006. Tenant shall exercise the Second Expansion Option no later than June 30, 2009. If Tenant shall fail to exercise any Expansion option by the dates provided, it shall be deemed to have waived the right to exercise the Expansion Option in question, but Tenant's failure to exercise the First Expansion Option shall not waive Tenant's right to exercise the Second Expansion Option. Each Expansion Option shall be exercised by Tenant giving notice to Landlord of its election.

            (c) Landlord shall deliver the First Expansion Space to Tenant on Feb, 2007. Landlord shall deliver the Second Expansion Space to Tenant on or before Jan 1, 2009. The First Expansion Space and Second Expansion Space shall each be delivered to Tenant in its "As-Is" condition. The determination of Market Rate will reflect the condition of the space. The space leased pursuant to either the First Expansion Option or the Second Expansion Option shall be


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added to the Premises on the date of delivery thereof by Landlord, but Tenant's obligation to pay Rent with respect thereto shall not commence until the earlier of (i) the date which is four (4) months after such delivery date, or (ii) the date on which Tenant commences using such space for business purposes.

            (d) Within thirty (30) days of receiving Tenant's notice exercising the First Expansion Option or the Second Expansion Option, Landlord shall give notice of Landlord's good faith estimate of the Market Rate for the Expansion Space. The Market Rate set forth in such notice by Landlord shall be controlling unless within thirty (30) days after such notice Tenant shall notify Landlord that it objects to Landlord's estimate of Market Rate, in which case the Market Rate shall be determined in accordance with Section 3.1(c) of this Lease. If the Market Rate has not been determined prior to the date when monthly Rent on the Expansion Space commences, then Tenant shall pay monthly Rent based upon Landlord's estimates until the monthly Rent has been determined at which time Landlord shall pay to Tenant or Tenant shall pay to Landlord, as appropriate, the amount equal to the overpayment or underpayment of Rent for such Expansion Space.

            (e) If at the time of exercise or at any time thereafter until the commencement of the Term as to the Expansion Space, an Event of Default exists under this Lease, Tenant will have no right to exercise its option as to the relevant Expansion Space and/or to lease such Expansion Space.

            (f) Within ten (10) days after request by Landlord or Tenant, the parties will execute an amendment to this Lease, in the form prepared by Landlord, adding to the Premises any Expansion Space which Tenant has elected to lease, as of the date of commencement of the Term with respect to such Expansion Space, and with the Termination Date specified in the Basic Lease Information, and otherwise upon the terms and conditions of this Lease.

2. TERM POSSESSION. The term of this Lease (the "Term") shall commence on the Commencement Date as described below and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the "Expiration Date"). The "Commencement Date" shall be the earlier of (a) 120 days following the date on which Landlord tenders possession of the Premises to Tenant, with all of Landlord's construction obligations, if any, "Substantially Completed" as provided in the Construction Rider attached as Exhibit B (the "Construction Rider") or, in the event of any "Tenant Delay," as defined in the Construction Rider, the date on which Landlord could have done so had there been no such Tenant Delay; or (b) the date upon which Tenant actually occupies and conducts business in any portion of the Premises. The parties anticipate that the Commencement Date will occur on or about the Scheduled Commencement Date set forth in the Basic Lease Information (the "Scheduled Commencement Date"); provided, however, that Landlord shall not be liable for any claims, damages or liabilities if the Premises are not ready for occupancy by the Scheduled Commencement Date. When the Commencement Date has been established, Landlord and Tenant shall at the request of either party confirm the Commencement Date and Expiration Date in writing.


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

      2.2 Extensions of Term. Landlord grants to Tenant options to extend the Term of this Lease as to the entire Premises, including without limitation the Expansion Space if Tenant has exercised either or both the First Expansion Option or the Second Expansion Option, for two (2) additional periods of five
(5) years each ("Extension Terms"), subject to and upon the following conditions:

            (a) Each Extension Term Will commence as of the expiration of the then current Term of this Lease, as the Term may have been extended.

            (b) Tenant will give written notice of exercise to Landlord not less than nine (9) months prior to the commencement of the pertinent Extension Term, time being of the essence.

            (c) Each Extension Term will be upon all of the terms and conditions of this Lease, except that Base Rent will be equal to the Market Rate for such Extension Term. If Landlord and Tenant cannot agree upon the Market Rate for any Extension Term, the determination of the Market Rate will be made in accordance with the terms of Section 3.1.c).

            (d) No Event of Default shall be in existence at either the time of exercise or at any time prior to commencement of the Extension Term.

            (e) If Tenant fails duly and timely to exercise any extension option under this Section 2.2, all succeeding extension options will automatically terminate.

3. RENT.

      3.1.a) Base Rent. Tenant agrees to pay to Landlord the Base Rent set forth in the Basic Lease Information, without prior notice or demand, on the first day of each and every calendar month during the Term, except that Base Rent for any partial month at the beginning of the Term shall be paid on the Commencement Date. Base Rent for any partial month at the beginning or end of the Term shall be prorated based on the actual number of days in the month.

      3.1.b) Base Rent: Extension Terms. Tenant agrees to pay to Landlord Base Rent for each Extension Term at the Market Rate.

      3.l.c) Market Rate. Market Rate shall be defined as what an arm's-length, non-expansion, non-renewal, non-equity tenant of comparable credit to Tenant would, as of the beginning of the term in question, pay for space of comparable size, quality, utility and location, taking into account the length of the term and all allowances and concessions being offered in the market. The Market Rate shall be determined as follows: Within thirty (30) days after Landlord receives notice from Tenant of Tenant's election to exercise the Second Expansion Option or an extension option, Landlord will give notice to Tenant of its determination of the Market Rate for the Premises or the Second Expansion Option Space, as applicable, and Landlord's determination will constitute the Market Rate unless Tenant objects by notice to Landlord in writing, within thirty (30) days after Tenant's receipt of Landlord's determination. If Tenant so objects, the


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parties shall meet within ten (10) days after Tenant's objection and attempt to agree on the Market Rate. If the parties are unable to agree upon the Market Rate within such ten (10) day period after the Tenant's objection, then at the request of either party, the Market Rate will be determined by appraisal, made by a board of appraisers consisting of three reputable real estate appraisers (each an "Expert"), each of whom is a member of the American Institute of Real Estate Appraisers with the designation of "MAI." In addition, each such Expert shall have been active over the five (5) year period ending on the date of such appointment in the appraisal of comparable commercial properties. One Expert will be appointed by Tenant, and one Expert will be appointed by Landlord. Both Landlord and Tenant shall appoint their Expert within fifteen (15) days after the failure of Landlord and Tenant to agree on the Market Rate. The third Expert will be appointed by the first two Experts. If the first two Experts are unable to agree on a third Expert within ten (10) days after the appointment of the second Expert, or if either party refuses or neglects to appoint an Expert as herein provided within ten (10) days after the appointment of the first Expert, then the third Expert or the second Expert, whose appointment was not made as provided above, may be appointed by any judge of the Hennepin County District Court. If determinations of at least two of the Experts are identical in amount, that amount will be determined to be the Market Rate. If the determinations of all three Experts are different in amount, the highest appraised value will be averaged with the middle value (that average being referred to as "Sum A"). The lowest appraised value will be averaged with the middle value (that average being referred to as "Sum B"), and the Market Rate will be determined as follows: (i) if neither Sum A nor Sum B differs from the middle appraised value by more than 10% of the middle appraised value, then the Market Rate will be the average of the three appraisals, (ii) if either Sum A or Sum B (but not both) differs from the middle appraised value by more than 10% of the middle appraised value, then the Market Rate will be the average of the middle appraised value and the appraised value closer in amount to the middle appraised value, and
(iii) if both Sum A and Sum B differ from the middle appraised value by more than 10% of the middle appraised value, then the Market Rate will be equal to the middle appraised value. Written notice of the Market Rate as duly determined in accordance with this Section shall be promptly given to Landlord and Tenant and will be binding and conclusive on them. Each party will bear its own expenses in connection with the board proceeding, except that the fees of the Experts will be borne equally. If, for any reason, the Market Rate has not been determined at the time of the commencement of the Extension Term or term with respect to the Second Expansion Option Space, then the Market Rate will be the amount set forth in Landlord's determination, and if the determination of the Experts as provided above indicates that a lesser or greater amount should have been paid than that which was actually paid, a proper adjustment will be made in a payment from Landlord to Tenant, or Tenant to Landlord, as the case may be.

      3.2 Additional Rent: Increases in Operating Costs and Taxes.

            (a)   Definitions.

                  (1) "Operating Costs" means all costs of managing, operating, maintaining and repairing the Property, and replacing components thereof, including without limitation all costs, expenditures, fees and charges for: (A) operation, maintenance and repair of the


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Property (including maintenance, repair and replacement of glass, the roof covering or membrane, and landscaping); (B) utilities and services (including without limitation telecommunications facilities and equipment, recycling programs and trash removal), and associated supplies and materials; (C) compensation (including without limitation employment taxes and fringe benefits) for persons who perform duties in connection with the operation, management, maintenance and repair of the Building, such compensation to be appropriately allocated for persons who also perform duties unrelated to the Building; (D) property (including without limitation coverage for earthquake and flood if carried by Landlord), liability, rental income and other insurance relating to the Property, and expenditures for deductible amounts paid under such insurance;
(E) licenses, permits and inspections; (F) complying with the requirements of any law, statute, ordinance or governmental rule or regulation or any orders pursuant thereto or any insurance underwriter or reasonable safety standards (collectively "Laws"); (G) amortization of capital improvements required to comply with Laws, or which are intended to reduce Operating Costs or improve the utility, efficiency or capacity of any Building System, with interest on the unamortized balance at the rate paid by Landlord on funds borrowed to finance such capital improvements (or, if Landlord finances such improvements out of Landlord's funds without borrowing, the rate that Landlord would have paid to borrow such funds, as reasonably determined by Landlord), over such useful life as Landlord shall reasonably determine; (H) an office in the Project for the management of the Property, including without limitation expenses of furnishing and equipping such office and the rental value of any space occupied for such purposes; (I) property management fees; (J) accounting, legal and other professional services incurred in connection with the operation of the Property and the calculation of Operating Costs and Taxes; (K) a reasonable allowance for depreciation on machinery and equipment used to maintain the Property and on other personal property owned by Landlord in the Property (including without limitation window coverings and carpeting in common areas); (L) contesting the validity or applicability of any Laws that may affect the Property; (M) the Building's share of any shared or common area maintenance fees and expenses (including without limitation costs and expenses of operating, managing, owning and maintaining the Parking Facility and the common areas of the Project and any fitness center or conference center in the Project); and (N) any other cost, expenditure, fee or charge, whether or not hereinbefore described, which in accordance with generally accepted property management practices would be considered an expense of managing, operating, maintaining and repairing the Property whether or not such cost, expenditure, fee or charge must be capitalized for tax or accounting purposes (and such cost, expenditure, fee or charge shall be included in its entirety in Operating Costs for the period incurred, unless Landlord is required by the express terms of the Lease to amortize such expense over a longer period). Operating Costs for any calendar year during which average occupancy of the Building is less than one hundred percent (100%) shall be calculated based upon the Operating Costs that would have been incurred if the Building had an average occupancy of one hundred percent (100%) during the entire calendar year.

Operating Costs shall not include (i) capital improvements (except as otherwise provided above); (ii) costs of special services rendered to individual tenants (including Tenant) for which a special charge is made; (iii) interest and principal payments on loans or indebtedness secured by the Building; (iv) costs of improvements for Tenant or other tenants of the Building; (v) costs of services or other benefits of a type which are not available to Tenant but which are available to


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other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Building other than through payment of tenants' shares of increases in Operating Costs and Taxes; (vi) leasing commissions, attorneys' fees and other expenses incurred in connection with leasing space in the Building or enforcing such leases; (vii) depreciation or amortization, other than as specifically enumerated in the definition of Operating Costs above; and
(viii) costs, fines or penalties incurred due to Landlord's violation of any Law; and (ix) any other cost, expenditure, fee or charge, whether or not hereinbefore described, which in accordance with generally accepted property management practices would not be considered an expense of managing, operating, maintaining, or repairing the Property.

                  (2) "Taxes" means: all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Property; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property or the personal property described above; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above.

                  (3) "Tenant's Share" means the Rentable Area of the Premises divided by the total Rentable Area of the Building, as set forth in the Basic Lease Information. If the Rentable Area of the Building is changed or the Rentable Area of the Premises is changed by Tenant's leasing of additional space hereunder or for any other reason, Tenant's Share shall be adjusted accordingly.

            (b)   Additional Rent.

                  (1) Tenant shall pay Landlord as "Additional Rent" for each calendar year or portion thereof during the Term Tenant's Share of the sum of
(x) Operating Costs for such period, and (y) Taxes for such period.

                  (2) Prior to the beginning of each calendar year, Landlord shall notify Tenant of Landlord's estimate of Operating Costs, Taxes and Tenant's Additional Rent for the following calendar year. Commencing on the first day of January of each calendar year and continuing on the first day of every month thereafter in such year, Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated Additional Rent. If Landlord thereafter estimates that Operating Costs or Taxes for such year will vary from Landlord's prior estimate, Landlord may, by notice to Tenant, revise the estimate for such year (and Additional Rent shall thereafter be payable based on the revised estimate).

                  (3) As soon as reasonably practicable after the end of the Base Year and each calendar year thereafter, Landlord shall furnish Tenant a statement with respect to such year, showing Operating Costs, Taxes and Additional Rent for the year, and the total payments made by Tenant with respect thereto. Unless Tenant raises any objections to Landlord's statement within three (3) years after receipt of the same, such statement shall conclusively be deemed correct and


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Tenant shall have no right thereafter to dispute such statement or any item therein or the computation of Additional Rent based thereon. If Tenant does object to such statement, then Landlord shall permit Tenant reasonable access to Landlord's books and records of Landlord pertaining to Operating Costs, Taxes and Additional Rent for the year for the purpose of verification of the figures shown on the statement. Tenant may, upon ten (10) days advance written notice, audit, inspect and copy the books and records of Landlord, with respect to any costs or item which is passed through to Tenant. Any such audit or inspection performed by a third party contracted by Tenant shall be performed only on a non-contingent fee basis. Landlord must cooperate with Tenant in providing Tenant reasonable access to its books and records during normal business hours for this purpose. If the results of the audit shows an overcharge to Tenant of the actual amount owned by Tenant, Landlord must, within thirty (30) days of completion of such audit, credit or refund to Tenant, at Landlord election, any overcharge discovered by the audit. If the overcharge exceeds the actual Operating Costs by 3%, Landlord must pay the reasonable costs of such audit. If such audit discloses an undercharge to Tenant, Tenant must pay Landlord the amount of such undercharge within thirty (30) days of completion of such audit. The parties shall negotiate in good faith to resolve any disputes. Any objection of Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any amounts due Tenant or Landlord based on Landlord's statement, nor shall any failure of Landlord to deliver Landlord's statement in a timely manner relieve Tenant of Tenant's obligation to pay any amounts due Landlord based on Landlord's statement.

                  (4) If Tenant's Additional Rent as finally determined for any calendar year exceeds the total payments made by Tenant on account thereof, Tenant shall pay Landlord the deficiency within ten (10) days of Tenant's receipt of Landlord's statement. If the total payments made by Tenant on account thereof exceed Tenant's Additional Rent as finally determined for such year, Tenant's excess payment shall be credited toward the rent next due from Tenant under this Lease. For any partial calendar year at the beginning or end of the Term, Additional Rent shall be prorated on the basis of a 365-day year by computing Tenant's Share of Operating Costs and Taxes for the entire year and then prorating such amount for the number of days during such year included in the Term. Notwithstanding the termination of this Lease, Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be, within ten (10) days after Tenant's receipt of Landlord's final statement for the calendar year in which this Lease terminates, the difference between Tenant's Additional Rent for that year, as finally determined by Landlord, and the total amount previously paid by Tenant on account thereof.

      3.3 Payment of Rent. All amounts payable or reimbursable by Tenant under this Lease, including late charges and interest (collectively, "Rent"), shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease. Base Rent shall be payable to Landlord, without demand or notice, on or before the first day of each month, in advance, and all sums payable to Landlord on demand under the terms of this Lease shall be payable within ten (10) days after notice from Landlord of the amounts due. All rent shall be paid without offset, recoupment or deduction in lawful money of the United States of America to Landlord at Landlord's Address for Payment of Rent as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate.


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4. SECURITY DEPOSIT. INTENTIONALLY DELETED.

5. USE AND COMPLIANCE WITH LAWS.

      5.1 Use. The Premises shall be used and occupied for general business office purposes and any other legal use or purpose consistent with the Retek Lease, as written as of the execution of this Lease, and as long as it remains in effect and with Class A buildings in the vicinity of the Building. Tenant shall comply with all present and future Laws relating to Tenant's use or occupancy of the Premises (and make any repairs, alterations or improvements as required to comply with all such Laws), and shall observe the "Building Rules" (as defined in Section 27 - Rules and Regulations). Tenant shall not do, bring, keep or sell anything in or about the Premises that is prohibited by, or that will cause a cancellation of or an increase in the existing premium for, any insurance policy covering the Property or any part thereof. Tenant shall not permit the Premises to be occupied or used in any manner that will constitute waste or a nuisance, or disturb the quiet enjoyment of or otherwise annoy other tenants in the Building. Tenant shall not, without the prior consent of Landlord, (i) bring into the Building or the Premises anything that may cause substantial noise, odor or vibration, overload the floors in the Premises or the Building or any of the heating, ventilating and air-conditioning ("HVAC") mechanical, elevator, plumbing, electrical, fire protection, life safety, security, or other systems in the Building ("Building Systems"), or jeopardize the structural integrity of the Building or any part thereof; (ii) connect to the utility systems of the Building any apparatus, machinery or other equipment other than typical office equipment; or (iii) connect to any electrical circuit in the Premises any equipment or other load with aggregate electrical power requirements in excess of 80% of the rated capacity of the circuit.

      5.2   Hazardous Materials.

            (a)   Definitions.

                  (1) "Hazardous Materials" shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

                  (2) "Environmental Requirements" shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.


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                  (3) "Handled by Tenant" and "Handling by Tenant" shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, "Representatives") or its guests, customers, invitees, or visitors (collectively, "Visitors"), at or about the Premises in connection with or involving Hazardous Materials.

                  (4) "Environmental Losses" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Property.

            (b) Tenant's Covenants. No Hazardous Materials shall be Handled by Tenant at or about the Premises or Property without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies ("Permitted Hazardous Materials"), may be used and stored at the Premises without Landlord's prior written consent, provided that Tenant's activities at or about the Premises and Property and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Property all Hazardous Materials Handled by Tenant at the Premises or the Property. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Section by all of Tenant's Representatives and Visitors, and all of Tenant's obligations under this Section (including its indemnification obligations under paragraph (e) below) shall survive the expiration or termination of this Lease.

            (c) Compliance. Tenant shall at Tenant's expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Property, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant's quiet enjoyment of the Property or Landlord's use, operation, leasing and sale of the Property. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Property. If any lien attaches to the Premises or the Property in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand.

            (d) Landlord's Rights. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant's compliance with the provisions of this Section 5.2, and (ii) to perform Tenant's obligations under this Section if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord on demand the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations under Us Section. Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

            (e) Tenant's Indemnification. Tenant agrees to indemnify, defend, protect and hold harmless Landlord and its, partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts' and consultants' fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Property or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises.

      5.3 Americans With Disabilities Act. The parties agree that the liabilities and obligations of Landlord and Tenant under that certain federal statute commonly known as the Americans With Disabilities Act as well as the regulations and accessibility guidelines promulgated thereunder as each of the foregoing is supplemented or amended from time to time (collectively, the "ADA") shall be apportioned as follows:

            (a) If any of the common areas of the Project, including, but not limited to, exterior and interior routes of ingress and egress, and all rules and regulations applicable to the Premises or the Building, fails to comply with the ADA, such nonconformity shall be promptly made to comply by Landlord. Landlord shall also cause its manager of the Building (the "Manager") to comply with the ADA in its operation of the Building and the Project.

            (b) From and after the commencement date of the Lease, Tenant covenants and agrees to conduct its operations within the Premises in compliance with the ADA. If any of the Premises fails to comply with the ADA, such nonconformity shall be promptly make to comply by Tenant. In the event that Tenant elects to undertake any alterations to, for or within the Premises, including initial build-out work, Tenant agrees to cause such alterations to be performed in compliance with the ADA.

6. TENANT IMPROVEMENTS & ALTERATIONS.

      6.1 Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Premises (the "Tenant Improvements"), as provided in the Construction Rider. Except for any Tenant Improvements to be constructed by Tenant as provided in the Construction Rider and except for work which is entirely within the Premises, does not affect any structural element of the Building, does not consist of removing any Tenant Improvements (unless replaced by improvements of equal or better quality, usability and marketability) and does not cost in excess of $100,000.00 in the aggregrate with all other Alterations made by Tenant during any period of twelve (12) consecutive months, Tenant shall not make any alterations, improvements or changes to the Premises ("Alterations"), without Landlord's prior written consent. Any such Alterations shall be completed by Tenant at Tenant's sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the construction rules and regulations promulgated by Landlord from time to time; (iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant's work); and (v) subject to all conditions which Landlord may reasonably impose. If any work outside the Premises, or any work on or adjustment to any of the Building Systems, is required in connection with or as a result of Tenant's work, such work shall be performed at Tenant's expense by contractors designated by Landlord. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Property and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord's consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.

      6.2 Before making any Alterations, Tenant shall submit to Landlord for Landlord's prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor's license. Tenant shall reimburse Landlord upon demand for any out-of-pocket expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

      6.3 Tenant shall keep the Premises and the Property free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section 16.2 - Interest). Tenant shall give Landlord at least ten
(10) days' notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

      6.4 Subject to the provisions of Section 5 - Use and Compliance with Laws and the foregoing provisions of this Section, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures ("Trade Fixtures") in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

      6.5 All contractors and subcontractors performing work at the Premises for the Tenant Improvements or Alterations must be recognized and approved by the Building Trades Council having jurisdiction over downtown Minneapolis, Minnesota and each such contractor or sub-contractor must be bound by and a signatory to an applicable bargaining agreement and observe area standards for wages and other terms and conditions of employment, including fringe benefits.

7. MAINTENANCE AND REPAIRS.

      7.1 By taking possession of the Premises Tenant agrees that the Premises are then in a good and tenantable condition. During the Term, Tenant at Tenant's expense but under the direction of Landlord, shall repair and maintain the Premises, including Tenant Improvements, Alterations and any appliances (including dishwashers and garbage disposers) in the Premises, in a first class condition, and keep the Premises in a clean, safe and orderly condition.

      7.2 Landlord shall maintain or cause to be maintained, in a first class condition, the structural portions of the roof, foundations, floors and exterior walls of the Building, the Building Systems, and the public and common areas of the Property, such as elevators, stairs, corridors and restrooms; provided, however, that Tenant shall pay the cost of repairs for any damage occasioned by Tenant's use of the Premises or the Property or any act or omission of Tenant or Tenant's Representatives or Visitors, to the extent (if any) not covered by Landlord's property insurance. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair.

      7.3 Landlord hereby reserves the right, at any time and from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant's obligations under this
Lease:

            (a) To make alterations, additions, repairs, improvements to or in or to decrease the size of area of, all or any part of the Building, the fixtures and equipment therein, and the Building Systems;

            (b) To install and maintain any and all signs on the exterior and interior of the Building;

            (c) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas (including the Parking Facility) and other tenancies and premises in the Property and to create additional rentable areas through use or enclosure of common areas; and

            (d) If any governmental authority promulgates or revises any Law or imposes mandatory or voluntary controls or guidelines on Landlord or the Property relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Property (collectively "Controls"), to comply with such Controls, whether mandatory or voluntary, or make any alterations to the Property related thereto.

8. TAXES. Tenant shall pay all rental, excise, sales, possessory interest or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord's receipt of any rent payable by Tenant pursuant to the terms of this Lease ("Rental Tax") whether or not now existing, including increases in such Rental Tax and substitute or additional taxes. Tenant shall pay any Rental Tax to Landlord in addition to and at the same time as Base Rent is payable under this Lease.

9. UTILITIES AND SERVICES.

      9.1 Description of Services. Landlord shall furnish to the Premises: reasonable amounts of heat, ventilation and air-conditioning during the Business Hours specified in the Basic Lease Information ("Business Hours") on weekdays except public holidays ("Business Days"); reasonable amounts of electricity; and janitorial services five days a week (except public holidays). Landlord shall also provide the Building with normal fluorescent lamp replacement, window washing, elevator service, and common area toilet room supplies. Any additional utilities or services that Landlord may agree to provide (including lamp or tube replacement for other than Building Standard lighting fixtures) shall be at Tenant's sole expense.

      9.2 Payment for Additional Utilities and Services.

            (a) Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing HVAC service at times other than Business Hours on Business Days, Landlord shall furnish such service to Tenant and Tenant shall pay for such services on an hourly basis at the then prevailing rate established for the Building by Landlord.

            (b) If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected as a result of (i) any lights, machines or equipment used by Tenant in the Premises, or (ii) the occupancy of the Premises by more than one person per 150 square feet of rentable area, then Landlord shall have the right to install any machinery or equipment reasonably necessary to restore the temperature, including modifications to the standard air-conditioning equipment. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord upon demand.

            (c) If Tenant's usage of electricity, water or any other utility service exceeds the use of such utility Landlord determines to be typical, normal and customary for the Building, Landlord may determine the amount of such excess use by any reasonable means (including the installation at Landlord's request but at Tenant's expense of a separate meter or other measuring device) and charge Tenant for the cost of such excess usage. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any unusual Tenant Improvements or Alterations, the carelessness of Tenant or the nature of Tenant's business (including hours of operation).

      9.3 Interruption of Services.

            (a) In the event of an interruption in or failure or inability to provide any services or utilities to the Premises or Building for any reason (a "Service Failure"), such Service Failure shall not, regardless of its duration, impose upon Landlord any liability whatsoever, constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease, if the Service Failure is due to circumstances beyond Landlord's reasonable control; provided, however, Landlord shall use a commercially reasonable effort to cause such utilities or services to be restored as soon as possible. If the Service Failure is due to circumstances within Landlord's reasonable control, and such Service Failure continues for a period exceeding four (4) calendar days, rent will abate beginning on the fifth (5') calendar day of the Service Failure and will continue until services are restored.

            (b) In the event of an interruption in services or utilities to the Premises or Building for the purpose of maintenance, repair or replacement of Building Systems, Landlord shall make a good faith effort to notify Tenant of such an interruption no less than five (5) business days in advance and obtain Tenant's consent to the time and duration of the interruption. Such consent shall not be unreasonably delayed, conditioned or withheld.

10. EXCULPATION AND INDEMNIFICATION.

      10.1 Landlord's Indemnification of Tenant. Landlord shall indemnify, protect, defend and hold Tenant harmless from and against any claims, actions, liabilities, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same ("Claims") asserted by any third party against Tenant for loss, injury or damage, to the extent such loss, injury or damage is caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives.

      10.2 Tenant's Indemnification of Landlord. Tenant shall indemnify, protect, defend and hold Landlord and Landlord's authorized representatives harmless from and against Claims arising from (a) the acts or omissions of Tenant or Tenant's Representatives or Visitors in or about the Property, or (b) any construction or other work undertaken by Tenant on the Premises (including any design defects), or (c) any breach or default under this Lease by Tenant, or
(d) any loss, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only Claims described in this clause (d) to the extent they are caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives.

      10.3 Damage to Tenant and Tenant's Property. Landlord shall not be liable to Tenant for any loss, injury or other damage to Tenant or to Tenant's property in or about the Premises or the Property from any cause (including defects in the Property or in any equipment in the Property; fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Property; or acts of other tenants in the Property). Tenant hereby waives all claims against Landlord for any such loss, injury or damage and the cost and expense of defending against claims relating thereto, including any loss, injury or damage caused by Landlord's negligence (active or passive) or willful misconduct. Notwithstanding any other provision of this Lease to the contrary, in no event shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

      10.4 Survival. The obligations of the parties under this Section 10 shall survive the expiration or termination of this Lease.

11. INSURANCE.

      11.1 Tenant's Insurance.

            (a) Liability Insurance. Tenant shall maintain in full force throughout the Term, commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Two Million Dollars ($2,000,000.00) each occurrence for bodily injury and property damage combined. Each policy of liability insurance required by this Section shall (i) provide that any waiver of subrogation rights or release prior to a loss does not void coverage; (ii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; and (iii) name Landlord, its partners, the Property Manager identified in the Basic Lease Information (the "Property Manager"), and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided at least the same extent of coverage as is provided to Tenant under such policies.

            (b) Property Insurance. Tenant shall at all times maintain in effect with respect to any Alterations and Tenant's Trade Fixtures and personal property, commercial property insurance providing coverage, on an "all risk" or "special form" basis, in an amount equal to at least 90% of the full replacement cost of the covered property. Tenant may carry such insurance under a blanket policy, provided that such policy provides coverage equivalent to a separate policy. During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations, Trade Fixtures and personal property so insured. Landlord shall be provided coverage under such insurance to the extent of its insurable interest and, if requested by Landlord, both Landlord and Tenant shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss under such insurance. Landlord will have no obligation to carry insurance on any Alterations or on Tenant's Trade Fixtures or personal property.

            (c) Requirements For All Policies. Each policy of insurance required under this Section 11.1 shall: (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) be maintained at Tenant's sole cost and expense, and (iii) require at least thirty (30) days' written notice to Landlord prior to any cancellation, nonrenewal or modification of insurance coverage. All insurance companies issuing such policies shall be admitted carriers licensed to do business in the state where the Property is located.

            (d) Updating Coverage. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

            (e) Certificates of Insurance. Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Section is in force, accompanied by an endorsement showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall at Landlord's request provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease or its Exhibits.

      11.2 Landlord's Insurance. During the Term, to the extent such coverages are available at a commercially reasonable cost, Landlord shall maintain in effect insurance on the Building with responsible insurers, on an "all risk" or "special form" basis, insuring the Building and the Tenant Improvements in an amount equal to at least 90% of the replacement cost thereof, excluding land, foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

      11.3 Mutual Waiver of Right of Recovery & Waiver of Subrogation. Landlord and Tenant each hereby waive any right of recovery against each other and the partners, managers, members, shareholders, officers, directors and authorized representatives of each other for any loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein, regardless of cause, including negligence (active or passive) of the party benefiting from the waiver. If any such policy of insurance relating to this Lease or to the Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

12. DAMAGE OR DESTRUCTION.

      12.1  Landlord's Duty to Repair.

            (a) If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 12.2 - Landlord's Right to Terminate and 12.3 - Tenant's Right to Terminate, Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Property, as the case may be, to substantially their former condition to the extent permitted by then applicable Laws; provided, however, that in no event shall Landlord have any obligation for repair or restoration beyond the extent of insurance proceeds received by Landlord for such repair or restoration, or for any of Tenant's personal property, Trade Fixtures or Alterations.

            (b) If Landlord is required or elects to repair damage to the Premises and/or the Property, this Lease shall continue in effect, but Tenant's Base Rent and Additional Rent shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair from the date of the casualty until substantial completion of Landlord's repair of the affected portion of the Premises as required under this Lease. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Property necessitated by such casualty.

      12.2 Landlord's Right to Terminate. Landlord may elect to terminate this Lease following damage by fire or other casualty under the following circumstances:

            (a) If, in the reasonable judgment of Landlord, the Premises and the Property cannot be substantially repaired and restored under applicable Laws within one (1) year from the date of the casualty;

            (b) If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs;

            (c) If the Building is damaged or destroyed to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore the Building would exceed twenty-five percent (25%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed; or

            (d) If the fire or other casualty occurs during the last year of the Term.

If any of the circumstances described in subparagraphs (a), (b), (c) or (d) of this Section 12.2 occur or arise, Landlord shall give Tenant notice within one hundred and twenty (120) days after the date of the casualty, specifying whether Landlord elects to terminate this Lease as provided above and, if not, Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease.

      12.3 Tenant's Right to Terminate. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty, and Landlord does not elect to terminate as provided above, then Tenant may elect to terminate this Lease if Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease is greater than twelve (12) months, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after Landlord's notice to Tenant pursuant to Section 12.2 - Landlord's Right to Terminate.

13. CONDEMNATION.

      13.1 Definitions.

            (a) "Award" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.

            (b) "Condemnation" shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power ("Condemnor"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any such authority, either under threat of condemnation or while legal proceedings for condemnation are pending.

            (c) "Date of Condemnation" shall mean the earlier of the date that title to the property taken is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.

      13.2  Effect on Lease.

            (a) If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by Condemnation, this Lease shall remain in effect; provided, however, that if the portion of the Premises remaining after the Condemnation will be unsuitable for Tenant's continued use, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.

            (b) If twenty-five percent (25%) or more of the Project or of the parcel(s) of land on which the Building is situated or of the Parking Facility or of the floor area in the Building is taken by Condemnation, or if as a result of any Condemnation the Building is no longer reasonably suitable for use as an office building, whether or not any portion of the Premises is taken, Landlord may elect to terminate this Lease, effective as of the Date of Condemnation, by notice to Tenant within thirty (30) days after the Date of Condemnation.

            (c) If all or a portion of the Premises is temporarily taken by a Condemnor for a period not extending beyond the end of the Term, this Lease shall remain in full force and effect.

      13.3 Restoration. If this Lease is not terminated as provided in Section
13.2 - Effect on Lease, Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section 20.2 below). In no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant's personal property, Trade Fixtures, or Alterations.

      13.4 Abatement and Reduction of Rent. If any portion of the Premises is taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

      13.5 Awards. Any Award made shall be paid to Landlord, and Tenant hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired Term; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary taking of the Premises or a portion thereof by a Condemnor where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, Trade Fixtures or Alterations.

14. ASSIGNMENT AND SUBLETTING.

      14.1 Landlord's Consent Required. Tenant may assign this Lease or any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant's interest under this Lease (each and all a "Transfer"), without the prior written consent of Landlord.

      14.2 No Release Of Tenant. No Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease.

      14.3 Landlord's Right to Space. If Tenant notifies Landlord that it desires to enter into a Transfer of the Premises to an entity not controlled by, under common control with, or affiliated with Tenant to the extent of at least 50% common ownership, Landlord may elect to terminate this Lease as of the date the Transfer was proposed to be effective. Upon such election, Landlord shall reimburse Tenant costs incurred by Tenant in negotiating the proposed Transfer, including without limitation brokerage and legal fees.

15. DEFAULT AND REMEDIES.

      15.1 Events of Default. The occurrence of any of the following shall constitute an "Event of Default" by Tenant:

            (a) Tenant fails to make any payment of rent when due provided, however, that no less than twice in any period of twelve (12) consecutive months, Landlord shall be deemed to have waived this Event of Default if payment in full is received by Landlord within three (3) days after written notice that it is due.

            (b) Tenant abandons the Premises.

            (c) Tenant fails timely to deliver any subordination document, estoppel certificate or financial statement requested by Landlord within the applicable time period specified in Sections 20 - Encumbrances - and 21 - Estoppel Certificates and Financial Statements - below.

            (d) Tenant violates the restrictions on Transfer set forth in
Section 14 - Assignment and Subletting.

            (e) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

            (f) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

            (g) Tenant has to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within fifteen (15) days after notice to Tenant or, if such failure cannot be cured within such fifteen (15)-day period, Tenant fails within such fifteen (15)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided, however, that if Landlord in Landlord's reasonable judgment determines that such failure cannot or will not be cured by Tenant within such ninety (90) days, then such failure shall constitute an Event of Default immediately upon such notice to Tenant.

      15.2 Remedies. Upon the occurrence of an Event of Default, Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

            (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Termination of Tenant's right to possession shall not be deemed to terminate this Lease, unless required by Law. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and Trade Fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, Landlord may elect to terminate this Lease. In addition to any other legal or equitable remedy, Landlord shall be entitled to recover damages from Tenant as provided in any applicable statutes and any other applicable existing or future Law providing for recovery of damages for such breach.

            (b) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

            (c) Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

16. LATE CHARGE AND INTEREST.

      16.1 Late Charge. If any payment of rent is not received by Landlord when due and Tenant has been more than three (3) days delinquent on at least one previous occasion in the same calendar year, Tenant shall pay to Landlord on demand as a late charge the sum of $250.00. A late charge shall not be imposed more than once on any particular installment not paid when due, but imposition of a late charge on any payment not made when due does not eliminate or supersede late charges imposed on other (prior) payments not made when due or preclude imposition of a late charge on other installments or payments not made when due.

      16.2 Interest. In addition to the late charges referred to above, which are intended to defray Landlord's costs resulting from late payments, if Tenant has been more than three (3) days delinquent on at least one previous occasion in the same calendar year, any payment from Tenant to Landlord not paid when due shall at Landlord's option bear interest from the date due until paid to Landlord by Tenant at the rate of two hundred basis points over the Prime rate announced as such from time to time in the Wall street Journal under the heading "Money Rates" per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the "Interest Rate"). Acceptance of any late charge and/or interest shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

17. WAIVER. No provisions of this Lease shall be deemed waived by Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or payment or in any letter or document accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

18. ENTRY, INSPECTION AND CLOSURE. Upon not less than one (1) business day oral or written notice to Tenant (and without notice in emergencies), Landlord and its authorized representatives may enter the Premises at all reasonable times to: (a) determine whether the Premises are in good condition, (b) determine whether Tenant is complying with its obligations under this Lease, (c) perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, (d) install or repair improvements for other tenants where access to the Premises is required for such installation or repair, (e) serve, post or keep posted any notices required or allowed under the provisions of this Lease, (f) show the Premises to prospective brokers, agents, buyers, transferees, Mortgagees or tenants, or (g) do any other act or thing necessary for the safety or preservation of the Premises or the Building. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Building without liability to Tenant by reason of such closure. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Section. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

19. SURRENDER AND HOLDING OVER.

      19.1 Surrender. Upon the expiration or termination of this Lease Tenant shall surrender the Premises and all Tenant Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and other cabling installed in the Building by Tenant and remove from the Premises all Tenant's personal property and any Trade Fixtures and all Alterations that Landlord has elected to require Tenant to remove as provided in Section 6.1 - Tenant Improvements & Alterations or, at Landlord's election, any work performed on the Premises by Tenant without Landlord's consent, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in Landlord's notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

      19.2 Holding Over. If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease, Tenant shall be deemed to be a mere trespasser and may be removed without notice or only such notice as is required by Law. If Landlord allows Tenant to remain in possession, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. In either event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the monthly Base Rent during Tenant's holding over shall be twice the Base Rent payable in the last full month prior to the termination hereof. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

20. ENCUMBRANCES.

      20.1 Subordination. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded
("Encumbrance"); provided, however, that such subordination shall only be effective if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Property is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.

      20.2 Mortgagee Protection. Tenant agrees to give any holder of any Encumbrance covering any part of the Property ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

21. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

      21.1 Estoppel Certificates. Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord as Tenant's special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten (10) days after Landlord's second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Property or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificate.

      21.2 Financial Statements. Within ten (10) days after written request therefor, but not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant for of the most recently completed year, prepared in accordance with generally accepted accounting principles (and, if such is Tenant's normal practice, audited by an independent certified public accountant).

22. NOTICES. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by messenger or courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party at the party's address for notices set forth in the Basic Lease Information. Any notice required pursuant to any Laws may be incorporated into, given concurrently with or given separately from any notice required under this Lease. Notices shall be deemed to have been given and be effective on the earlier of (a) receipt (or refusal of delivery or receipt); or (b) one (1) day after acceptance by the independent service for delivery, if sent by independent messenger or courier service, or three (3) days after mailing if sent by mail in accordance with this Section. Either party may change its address for notices hereunder, effective fifteen (15) days after notice to the other party complying with this Section. If Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.

23. ATTORNEYS' FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, and whether involving contract and/or tort claims, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment (collectively, "Fees"). The "prevailing party" shall be determined based upon an assessment of which party's major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party's major arguments or positions on major disputed issues. Any Fees incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment.

24. QUIET POSSESSION. Subject to Tenant's full and timely performance of all of Tenant's obligations under this Lease and subject to the terms of this Lease, including Section 20 - Encumbrances, Tenant shall have the quiet possession of the Premises throughout the Term as against any persons or entities lawfully claiming by, through or under Landlord.

25. SECURITY MEASURES. Landlord may, but shall be under no obligation to, implement security measures for the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption; provided, however, that such measures shall be implemented in a way as not to inconvenience tenants of the Building unreasonably. If Landlord uses an access card system, Landlord may require Tenant to pay Landlord a deposit for each after-hours Building access card issued to Tenant, in the amount specified in the Basic Lease Information. Tenant shall be responsible for any loss, theft or breakage of any such cards, which must be returned by Tenant to Landlord upon expiration or earlier termination of the Lease. Landlord may retain the deposit for any card not so returned. Landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenant shall cooperate and comply with, and cause Tenant's Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

26. FORCE MAJEURE. If either Landlord or Tenant is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Construction Rider, but excluding the payment of Rent, and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord or Tenant, then the time for performance of the affected obligations of Landlord or Tenant shall be extended for a period equivalent to the period of such delay, interruption or prevention.

27. RULES AND REGULATIONS. Tenant shall be bound by and shall comply with the rules and regulations attached to and made a part of this Lease as Exhibit C to the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Building, upon notice to Tenant thereof (collectively, the "Building Rules"). Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person.

28. LANDLORD'S LIABILITY. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord's obligations or actions under this Lease.

29. CONSENTS AND APPROVALS.

      29.1 Determination in Good Faith. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the specific provision contained in this Lease providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure.

      29.2 No Liability Imposed on Landlord. The review and/or approval by Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits or Addenda hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Property, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.

30. BROKERS. Landlord shall pay the fee or commission of the broker or brokers identified in the Basic Lease Information (the "Broker") in accordance with Landlord's separate written agreement with the Broker, if any. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Lease other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives.

31. RELOCATION OF PREMISES. INTENTIONALLY DELETED

32. ENTIRE AGREEMENT. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral, all of which are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease except as expressly set forth herein, and no rights, easements or licenses, shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.

33. MISCELLANEOUS. This Lease may not be amended or modified except by a writing signed by Landlord and Tenant. Subject to Section 14 - Assignment and Subletting and Section 28 Landlord's Liability, this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles) of the State in which the Building is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party, even if such party drafted the provision in question. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease.

34. AUTHORITY. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

      IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:                          LANDLORD:
RYAN COMPANIES US, INC.

                                 RC-NRI, LLC
                                 By: Ryan 900, LLC
By: /s/   Dennis Buratti         Its Managing Member
    -----------------------
    Name: Dennis Buratti
          -----------------
    Its:  VICE PRESIDENT         By:  /s/ Timothy M. Gray
          -----------------           ------------------------
                                      Timothy M. Gray
                                 Its: Chief Manager

                                 and by
                                 NRI RTK, Ltd.
                                 By: Nationwide Realty Investors, Ltd.

                                 By:  /s/ Brian J. Ellis
                                      ------------------------
                                      Brian J. Ellis
                                      President & Chief Operating Officer

                                   EXHIBIT A-1

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 28, 2000
                                     BETWEEN
                            RC-NRI, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")

                                  THE PREMISES

                                  [FLOOR PLAN]

                   RETEK PLAZA (900 NICOLLET TOWER) - FLOOR 3

                                   EXHIBIT A-2

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF SEPTEMBER 28, 2000
                                     BETWEEN
                            RC-NRI, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")
                                  THE PREMISES


                                EXPANSION SPACE

         [FOURTH FLOOR FLOOR PLAN FOR FIRST AND SECOND EXPANSION SPACE]

                                    EXHIBIT B

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 28, 2000
                                     BETWEEN
                            RC-NRI, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")

                               CONSTRUCTION RIDER

      1. Cost Of Tenant Improvements. Landlord shall contribute up to $30.00 per rentable square foot in the Premises toward the cost of the design (including preparation of space plans and Construction Documents), construction and installation of the Tenant Improvements. The balance, if any, of the cost of the Tenant Improvements ("Additional Cost"), shall be paid by Tenant. Tenant shall with reasonable diligence construct and install in the Premises the improvements and fixtures necessary for Tenant's use of the Premises.

      2. Access to Premises. Landlord shall allow Tenant and Tenant's Representatives to enter the Premises prior to the Commencement Date to permit Tenant to make the Premises ready for its use and occupancy; provided, however, that prior to such entry of the Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant's insurance, as described in
Section 11.1 - Tenant's Insurance of the Lease, shall be in effect as of the time of such entry. Tenant and its Representatives shall not interfere with Landlord or Landlord's contractor in completing the Building or the Tenant Improvements.

      Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry into the Premises by Tenant or its Representatives.

      3. Ownership of Tenant Improvements. All Tenant Improvements, whether installed by Landlord or Tenant, shall become a part of the Premises, shall be the property of Landlord and, subject to the provisions of the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease in accordance with the provisions of the Lease.

                                    EXHIBIT C

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                          DATED AS OF SEPTEMBER 28, 2000
                                     BETWEEN
                            RC-NRI, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")

                                 BUILDING RULES

      The following Building Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease.

      1. Use of Common Areas. Tenant will not obstruct the sidewalks, halls, passages, exits, entrances, elevators or stairways of the Building ("Common Areas"), and Tenant will not use the Common Areas for any purpose other than ingress and egress to and from the Premises. The Common Areas, except for the sidewalks, are not open to the general public and Landlord reserves the right to control and prevent access to the Common Areas of any person whose presence, in Landlord's opinion, would be prejudicial to the safety, reputation and interests of the Building and its tenants.

      2. No Access to Roof. Tenant has no right of access to the roof of the Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air-conditioner or other device on the roof of the Building, without the prior written consent of Landlord. Any such device installed without such written consent is subject to removal at Tenant's expense without notice at any time. In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify and hold harmless Landlord from any liability, loss, damage, cost or expense, including reasonable attorneys' fees, arising from any activities of Tenant or of Tenant's Representatives on the roof of the Building.

      3. Signage. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building without the prior written consent of Landlord. Landlord reserves the right to adopt and furnish Tenant with general guidelines relating to signs in or on the Building. All approved signage will be inscribed, painted or affixed at Tenant's expense by a person approved by Landlord, which approval will not be unreasonably withheld.

      4. Prohibited Uses. The Premises will not be used for manufacturing, for the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public. Tenant will not permit any food preparation on the Premises except that Tenant may use Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages so long as such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

      5. Janitorial Services. Tenant will not employ any person for the purpose of cleaning the Premises or permit any person to enter the Building for such purpose other than Landlord's janitorial service, except with Landlord's prior written consent. Tenant will not necessitate, and will be liable for the cost of, any undue amount of janitorial labor by reason of Tenant's carelessness in or indifference to the preservation of good order and cleanliness in the Premises. Janitorial service will not be furnished to areas in the Premises on nights when such areas are occupied after 9:30 p.m., unless such service is extended by written agreement to a later hour in specifically designated areas of the Premises.

      6. Keys and Locks. Landlord will furnish Tenant, free of charge, two keys to each door or lock in the Premises. Landlord may make a reasonable charge for any additional or replacement keys. Tenant will not duplicate any keys, alter any locks or install any new or additional lock or bolt on any door of its Premises or on any other part of the Building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key for any such lock. On the termination of the Lease, Tenant will deliver to Landlord all keys to any locks or doors in the Building which have been obtained by Tenant.

      7. Freight. Upon not less than twenty-four hours prior notice to Landlord, which notice may be oral, an elevator will be made available for Tenant's use for transportation of freight, subject to such scheduling as Landlord in its discretion deems appropriate. Tenant shall not transport freight in loads exceeding the weight limitations of such elevator. Landlord reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building, and no property will be received in the Building or carried up or down the freight elevator or stairs except during such hours and along such routes and by such persons as may be designated by Landlord. Landlord reserves the right to require that heavy objects will stand on wood strips of such length and thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and Tenant will be liable for all damage or injuries caused by moving or maintaining such property.

      8. Nuisances and Dangerous Substances. Tenant will not conduct itself or permit Tenant's Representatives or Visitors to conduct themselves, in the Premises or anywhere on or in the Property in a manner which is offensive or unduly annoying to any other Tenant or Landlord's property managers. Tenant will not install or operate any phonograph, radio receiver, musical instrument, or television or other similar device in any part of the Common Areas and shall not operate any such device installed in the Premises in such manner as to disturb or annoy other tenants of the Building. Tenant will not use or keep in the Premises or the Property any kerosene, gasoline or other combustible fluid or material other than limited quantities thereof reasonably necessary for the maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating or air conditioning other than that supplied by

Landlord. Tenant will not use or keep any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein. Tenant will not bring or keep any animals in or about the Premises or the Property.

      9. Building Name and Address. Without Landlord's prior written consent, Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant's business except as Tenant's address.

      10. Building Directory. A directory for the Building will be provided for the display of the name and location of tenants. Landlord reserves the right to approve any additional names Tenant desires to place in the directory and, if so approved, Landlord may assess a reasonable charge for adding such additional names.

      11. Window Coverings. No curtains, draperies, blinds, shutters, shades, awnings, screens or other coverings, window ventilators, hangings, decorations or similar equipment shall be attached to, hung or placed in, or used in or with any window of the Building without the prior written consent of Landlord, and Landlord shall have the right to control all lighting within the Premises that may be visible from the exterior of the Building.

      12. Floor Coverings. Tenant will not lay or otherwise affix linoleum, tile, carpet or any other floor covering to the floor of the Premises in any manner except as approved in writing by Landlord. Tenant will be liable for the cost of repair of any damage resulting from the violation of this rule or the removal of any floor covering by Tenant or its contractors, employees or invitees.

      13. Wiring and Cabling Installations. Landlord will direct Tenant's electricians and other vendors as to where and how data, telephone, and electrical wires and cables are to be installed. No boring or cutting for wires or cables will be allowed without the prior written consent of Landlord. The location of burglar alarms, smoke detectors, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord.

      14. Office Closing Procedures. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or its employees leave the Premises, so as to prevent waste or damage. Tenant will be liable for all damage or injuries sustained by other tenants or occupants of the Building or Landlord resulting from Tenant's carelessness in this regard or violation of this rule. Tenant will keep the doors to the Building corridors closed at all times except for ingress and egress.

      15. Plumbing Facilities. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein. Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.

      16. Use of Hand Trucks. Tenant will not use or permit to be used in the Premises or in the Common Areas any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.

      17. Refuse. Tenant shall store all Tenant's trash and garbage within the Premises or in other facilities designated By Landlord for such purpose. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without being in violation of any law or ordinance governing such disposal. All trash and garbage removal shall be made in accordance with directions issued from time to time by Landlord, only through such Common Areas Provided for such purposes and at such times as Landlord may designate. Tenant shall comply with the requirements of any recycling program adopted by Landlord for the Building.

      18. Soliciting. Canvassing, peddling & soliciting and distribution of handbills or any other written materials in the Building are prohibited, and Tenant will cooperate to prevent the same.

      19. Parking. Tenant will use, and cause Tenant's Representatives and Visitors to use, any parking spaces to which Tenant is entitled under the Lease in a manner consistent with Landlord's directional signs and markings in the Parking Facility. Specifically, but without limitation, Tenant will not park, or permit Tenant's Representatives or Visitors to park, in a manner that impedes access to and from the Building or the Parking Facility or that violates space reservations for handicapped drivers registered as such. Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the Parking Facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations.

      20. Fire, Security and Safety Regulations. Tenant will comply with all safety, security, fire protection and evacuation measures and procedures established by Landlord or any governmental agency.

      21. Responsibility for Theft. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

      22. Sales and Auctions. Tenant will not conduct or permit to be conducted any sale by auction in, upon or from the Premises or elsewhere in the Property, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

      23. Waiver of Rules. Landlord may waive any one or more of these Building Rules for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such Building Rules in favor of any other tenant or tenants nor prevent Landlord from thereafter enforcing these Building Rules against any or all of the tenants of the Building.

      24. Effect on Lease. These Building Rules are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Violation of these Building Rules constitutes a failure to fully perform the provisions of the Lease, as referred to in Section 15.1 - "Events of Default".

      25. Non-Discriminatory Enforcement. Subject to the provisions of the Lease (and the provisions of other leases with respect to other tenants), Landlord shall use reasonable efforts to enforce these Building Rules in a non-discriminatory manner, but in no event shall Landlord have any liability for any failure or refusal to do so (and Tenant's sole and exclusive remedy for any such failure or refusal shall be injunctive relief preventing Landlord from enforcing any of the Building Rules against Tenant in a manner that discriminates against Tenant).

      26. Additional and Amended Rules. Landlord reserves the right to rescind or amend these Building and/or adopt any other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                                    EXHIBIT D

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 28, 2000
                                     BETWEEN
                            RC-NRI, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")

                           ADDITIONAL PROVISIONS RIDER

1. PARKING. Landlord shall use a commercially reasonable effort to secure for Tenant's benefit the right to use up to 24 parking spaces in the parking facility located below the Building. Such spaces shall be for the use of Tenant's employees, contractors, consultants and visitors. The rate for each such space shall be determined by the owner and/or operator of the parking facility.

2. STORAGE. Tenant, at its sole option, may elect to lease up to 5,000 square feet of clean, dry and temperature controlled storage within the Building or Parking Facility. Annual rental for such space shall be at a rate of $12.00 per square foot of Useable Area.

                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease, dated as of March 20, 2002 (First Amendment), between RC-NRI, LLC (Landlord) and Ryan Companies US, Inc. (Tenant)

WITNESSETH, that:

      WHEREAS, Landlord and Tenant entered into a Lease dated September 28, 2000, for approximately 72,059 square feet of space in the office building situated at 50 South Tenth Street, Minneapolis, Minnesota (the "Building");

      WHEREAS, Landlord and Tenant desire and intend hereby to amend the Lease as specifically hereinafter set forth and provided.

      NOW, THEREFORE, in consideration of the above premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Landlord and Tenant agree that:

            1.    The Premises contains 71,875 square feet of Rentable Area.

            2.    The Commencement Date shall be December 15, 2001.

            3. The monthly Base Rent for the period from December 15, 2001 through December 31, 2006 shall be One Hundred Four Thousand Eight Hundred Seventeen and 70/100 Dollars ($104,817.70).

                  The monthly Base Rent for the period from January 1, 2006 through December 31, 2011 shall be One Hundred Nine Thousand Three Hundred Nine and 90/100 Dollars ($109,309.90).

            4.    Tenant's Share shall be 15.987%.

            5. Landlord's Contribution toward Tenant Improvements shall be Two Million One Hundred Fifty Six Thousand Two Hundred Fifty Dollars ($2,156,250).

            EXCEPT as expressly amended or supplemented herein, the Lease shall remain and continue in full force and effect.

      IN WITNESS WHEREOF, this First Amendment is hereby executed and delivered as of the date first above written.

LANDLORD:                                       TENANT:

RC-NRI, LLC.
By: Ryan 900 LLC, its Managing Member           Ryan Companies US, Inc.

BY: /s/ Timothy M. Gray                         BY:  /s/ Patrick B. Ryan
    -------------------------                        -------------------------

Its: Chief Manager                              Its: Pres
                                                     -------------------------

                            SECOND AMENDMENT TO LEASE

This Second Amendment to Lease, dated as of June 4, 2002 (Second Amendment), between RC-NRI, LLC (Landlord) and Ryan Companies US, Inc. (Tenant)

WITNESSETH, that:

      WHEREAS, Landlord and Tenant entered into a Lease dated September 28, 2000, First Amendment to Lease dated March 20, 2002, for approximately 72,059 square feet of space in the office building situated at 50 South Tenth Street, Minneapolis, Minnesota (the "Building");

      WHEREAS, Landlord and Tenant desire and intend hereby to amend the Lease as specifically hereinafter set forth and provided.

      NOW, THEREFORE, in consideration of the above premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Landlord and Tenant agree that:

            1. The monthly Base Rent for the period from December 15, 2001 through December 31, 2006 shall be One Hundred Four Thousand Eight Hundred Seventeen and 70/100 Dollars ($104,817.70).

                  The monthly Base Rent for the period from January 1, 2007 through December 31, 2011 shall be One Hundred Nine Thousand Three Hundred Nine and 90/100 Dollars ($109,309.90).

            EXCEPT as expressly amended or supplemented herein, the Lease shall remain and continue in full force and effect.

      IN WITNESS WHEREOF, this Second Amendment is hereby executed and delivered as of the date first above written.

LANDLORD:                                         TENANT:

RC-NRI, LLC.
By: Ryan 900 LLC, its Managing Member             Ryan Companies US, Inc.

BY: /s/ Timothy M. Gray                           BY:  /s/ [Signature Illegible]
    ----------------------                             -------------------------

Its: Chief Manager                                Its: CEO
                                                       -------------------------

                            THIRD AMENDMENT TO LEASE

      THIS THIRD AMENDMENT TO LEASE ("Third Amendment") is made and entered into as of the 11 day of June, 2002, by and between RC-NRI, LLLP, a Delaware limited liability limited partnership, successor to RC-NRI, LLC ("Landlord"), and RYAN COMPANIES US, INC., a Minnesota corporation ("Tenant").

                                    RECITALS

      A. Landlord and Tenant have entered into a Lease Agreement dated September 28, 2000, as amended by a First Amendment to Lease dated March 20, 2002 and a Second Amendment to Lease dated June 4, 2002 (collectively, the "Lease"), pertaining to premises identified as Suite 300 in the building known as Retek Plaza at 50 South 10th Street in Minneapolis, Minnesota.

      B. Landlord and Tenant wish to amend the Lease as herein provided.

                                    AGREEMENT

      NOW, THEREFORE, Landlord and Tenant agree that the Lease shall be and hereby is amended as follows:

      1. The following provisions of the Basic Lease Information are amended to read as follows:

     Term:                 December 15, 2001 through July 31, 2015

     Expiration Date:      July 31, 2015

     Base Rent:            December 15, 2001 through December 31, 2006:
                             $17.50 per rentable square foot
                             (i.e. $1,257,812.50) per annum
                           January 1, 2007 through July 31, 2015:
                             $18.25 per rentable square foot
                             (i.e. $1,311,718.75) per annum
                           August 1, 2015 through July 31, 2020 (if applicable):
                             Market
                           August 1, 2020 through July 31, 2025 (if applicable):
                             Market

      2.    The following is added to Section 2:

            Provided that the mortgage loan by Greenwich Capital Financial Products, Inc. to Landlord in the amount of $56,314,969 (and, if acquired by Greenwich Capital Financial Products, Inc., the mezzanine loan to RNN, LP in the amount of $2,000,000) shall have been fully repaid or defeased without foreclosure, then Tenant shall have the right to terminate this Lease as of December 31, 2011, or the last day of any month thereafter to and including June 30, 2015, by giving written notice thereof to Landlord at least three
            (3) months prior to such termination date.

      3. Section 14.1 is amended by (a) changing the word "without" to "with"; and (b) adding the following sentence thereto:

            "Such consent, however, shall not be unreasonably withheld or delayed"

Except as so amended, the Lease is and shall remain in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Third Amendment to be duly executed as of the date first above written.

LANDLORD:                                     TENANT:

RC-NRI, LLLP                                  RYAN COMPANIES US, INC.
By: 900 Nicollet General Partner, LLC,
    Its General Partner

By: See Attached                              By: /s/ Timothy M. Gray
    ---------------------------                   ---------------------------

    Its:                                          Its: V. Pres
        -----------------------                        ----------------------

                    RC-NRI, LLLP

                    By: 900 Nicollet General Partner, LLC, a Delaware limited
                        liability company,
                        Its General Partner

                        By: RNN, LLLP, a Delaware limited liability limited
                            partnership,
                            Its Managing Member

                            By: RNN GP, LLC, a Delaware limited
                                liability company,
                                Its General Partner

                                By: Ryan 900, LLC, a Minnesota
                                    limited liability company,
                                    Its Managing Member

                                    By: /s/ Timothy M. Gray
                                        ------------------------
                                        Timothy M. Gray
                                        Its Chief Manager

                           FOURTH AMENDMENT TO LEASE

      THIS FOURTH AMENDMENT TO LEASE ("Fourth Amendment") is made and entered into as of the 23rd day of August, 2006, between RC-NRI, LLLP, a Delaware limited liability limited partnership ("Landlord"), and RYAN COMPANIES US, INC., a Minnesota corporation ("Tenant").

                                    RECITALS

      Landlord and Tenant have entered into a Lease Agreement dated September 28, 2000, as amended by First Amendment to Lease dated March 20, 2002, Second Amendment to Lease dated June 4, 2002 and Third Amendment to Lease dated June 11, 2002 (collectively the "Lease").

      Landlord and Tenant wish to further amend the Lease as herein provided.

                                    AGREEMENT

      NOW, THEREFORE, Landlord and Tenant agree that the Lease shall be and hereby is amended as follows:

      1. Landlord and Tenant agree that effective January 1, 2007 the Premises shall include approximately 11,588 square feet of Rentable Area on the 4th floor of the Building. The approximate location of the additional area is shown cross hatched on Exhibit A to this Fourth Amendment. Effective January 1, 2007 the Premises shall be deemed to contain 83,463 square feet of Rentable Area.

      2.    Effective January 1, 2007 the Tenant Share shall be 18.564%.

      3. Landlord and Tenant agree that effective February 1, 2007 the Premises shall include approximately 2,918 square feet of Rentable Area on the 4th floor of the Building. The approximate location of the additional area is shown cross hatched on Exhibit B to this Fourth Amendment. Effective February 1, 2007 the Premises shall be deemed to contain 86,381 square feet of Rentable Area.

      4.    Effective February 1, 2007 the Tenant Share shall be 19.213%.

      5. The monthly Base Rent for the period from January 1, 2007 through January 31, 2007 shall be One Hundred Twenty Five Thousand Four Hundred Eighty Four and 82/100 Dollars ($125,484.82);

            The monthly Base Rent for the period from February 1, 2007 through January 31, 2008 shall be One Hundred Twenty Nine Thousand Five Hundred Fifty Seven and 85/100 Dollars ($129,557.85);

            The monthly Base Rent for the period from February 1, 2008 through January 31, 2009 shall be One Hundred Thirty Thousand One Hundred Sixty Two and 27/100 Dollars ($130,162.27);

            The monthly Base Rent for the period from February 1, 2009 through January 31, 2010 shall be One Hundred Thirty Thousand Seven Hundred Sixty Six and 68/100 Dollars ($130,766.68);

            The monthly Base Rent for the period from February 1, 2010 through January 31, 2015 shall be One Hundred Thirty-One Thousand Three Hundred Seventy One and 10/100 Dollars ($131,371.10).

      6. The Rentable Area of the Building is approximately 449,445 square feet.

EXCEPT as expressly amended or supplemented herein, the Lease shall remain and continue in full force and effect.

IN WITNESS WHEREOF, this Fourth Amendment is hereby executed and delivered as of the date first above written.

TENANT:                               LANDLORD:

RYAN COMPANIES US, INC.               RC-NRI, LLLP, a Delaware limited
                                      liability limited partnership

By: /s/ [Signature Illegible]
    ----------------------------         By: 900 Nicollet General Partner,
Name:                                        LLC, a Delaware limited liability
     ---------------------------             company, Its General Partner

Title: EVP                                   By: RNN, LLLP, a Delaware
       -------------------------                 limited liability limited
                                                 partnership, its Managing
                                                 Member

                                                 By: RNN GP, LLC, a Delaware
                                                     limited liability company,
                                                     its Managing Member

                                                     By: Ryan 900, LLC, a
                                                         Minnesota limited
                                                         liability company, its
                                                         Managing Member

                                                         By: /s/ Timothy M. Gray
                                                             -------------------
                                                                 Timothy M. Gray

                                                             Its: Chief Manager

                                 LEASE AGREEMENT

                                     between

                                900 NICOLLET, LLC
                                  as "Landlord"

                                       and

                             RYAN COMPANIES US, INC.
                                   as "Tenant"

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

1. PREMISES ...................................................................4
2. TERM; POSSESSION ...........................................................4
3. RENT .......................................................................4
4. SECURITY DEPOSIT ...........................................................7
5. USE AND COMPLIANCE WITH LAWS ...............................................7
6. TENANT IMPROVEMENTS & ALTERATIONS ..........................................9
7. MAINTENANCE AND REPAIRS ...................................................10
8. TAXES .....................................................................11
9. UTILITIES AND SERVICES ....................................................12
10. EXCULPATION AND INDEMNIFICATION ..........................................12
11. INSURANCE ................................................................13
12. DAMAGE OR DESTRUCTION ....................................................15
13. CONDEMNATION .............................................................16
14. ASSIGNMENT AND SUBLETTING ................................................17
15. DEFAULT AND REMEDIES .....................................................19
16. LATE CHARGE AND INTEREST .................................................20
17. WAIVER ...................................................................21
18. ENTRY, INSPECTION AND CLOSURE ............................................21
19. SURRENDER AND HOLDING OVER ...............................................22
20. ENCUMBRANCES .............................................................22
21. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS ...........................23
22. NOTICES ..................................................................23
23. ATTORNEYS' FEES...........................................................24
24. QUIET POSSESSION .........................................................24
25. SECURITY MEASURES ........................................................24
26. FORCE MAJEURE ............................................................24
27. RULES AND REGULATIONS ....................................................25
28. LANDLORD'S LIABILITY .....................................................25
29. CONSENTS AND APPROVALS ...................................................25
30. BROKERS ..................................................................25
31. RELOCATION OF PREMISES ...................................................26
32. ENTIRE AGREEMENT .........................................................26
33. MISCELLANEOUS ............................................................26
34. AUTHORITY ................................................................26

                             BASIC LEASE INFORMATION

Lease Date:               For identification purposes only, the date of this
                          Lease is September 12, 2005

Landlord:                 900 NICOLLET, LLC, a Delaware limited liability
                          company

Tenant:                   Ryan Companies US, Inc., a Minnesota corporation

Project:                  Retek on the Mall

Building Address:         50 South 10th Street, Minneapolis, Minnesota 55403

Rentable Area of          Approximately 487,607 square feet
Building:

Office Rentable Area:     450,976 square feet

Premises:                 Floor:                   5th Floor
                          Suite Number:            560
                          Rentable Area:           Approximately 1,949 rentable
                                                   square feet

Term: 28 full calendar months (plus any partial month at the beginning of the Term)

Commencement Date:
                          September 12, 2005

Expiration Date:          January 31, 2008

Base Rent:                From the Commencement Date through the last day of
                          September, 2005:
                          $0.00 per square foot of Rentable Area per annum;
                          From October 1, 2005 through September 30, 2006:
                          $16.25 per square foot of Rentable Area per annum;
                          From October 1, 2006 through September 30,
                          2007: $16.50 per square foot of Rentable Area per annum;
                          From October 1, 2007 through January 31, 2008:
                          $16.75 per square foot of Rentable Area per annum

Tenant's Share:           0.433

Security Deposit:         Intentionally Deleted

Landlord's Address         900 Nicollet, LLC
for Payment of Rent:       c/o Ryan Companies US, Inc.
                           50 South Tenth Street
                           Minneapolis MN 55403-2012

Business Hours:            Monday through Friday: 7:00 AM to 6:00 PM
                           Saturday: 8:00 AM to 1:00 PM

Landlord's Address
for Notices:               900 Nicollet, LLC
                           c/o Ryan Companies US, Inc.
                           50 South Tenth Street, Suite 300
                           Minneapolis, MN 55403-2012

Tenant's Address           Ryan Companies US, Inc.
for Notices:               50 South Tenth Street, Suite 300
                           Minneapolis, Minnesota 55403-2012

Access Card Deposit:       $5.00 per card

Broker(s):                 None

Guarantor(s):              None

Property Manager:          Ryan Companies US, Inc.

Additional Provisions:     None

Exhibits:
---------
Exhibit A:      The Premises
Exhibit B:      Intentionally Deleted
Exhibit C:      Building Rules
Exhibit D:      Floor Plan & Demolition Plan
Exhibit E:      Subordination, Non-Disturbance and Attornment
Exhibit F:      Estoppel Certificate

      The Basic Lease Information set forth above is part of the Lease. In the event of any conflict between any provision in the Basic Lease Information and the Lease, the Lease shall control.

      THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between the Landlord identified in the Basic Lease Information ("Landlord"), and the Tenant identified in the Basic Lease Information ("Tenant"). Landlord and Tenant hereby agree as follows:

1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, the office space identified in the Basic Lease Information as the Premises (the "Premises"), in the Building located at the address specified in the Basic Lease Information (the "Building"). The approximate configuration and location of the Premises is shown on Exhibit A. Landlord and Tenant agree that the rentable area of the Premises for all purposes under this Lease shall be the Rentable Area specified in the Basic Lease Information. The Building, together with the parking facilities serving the Building (the "Parking Facility"), and the parcel(s) of land on which the Building and the Parking Facility are situated (collectively, the "Property"), is part of the Project identified in the Basic Lease Information (the "Project").

2. TERM; POSSESSION. The term of this Lease (the "Term") shall commence on the Commencement Date as set forth in the Basis Lease Information (the "Commencement Date") and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the "Expiration Date"). Landlord shall not be liable for any claims, damages or liabilities if the Premises are not ready for occupancy by the Commencement Date.

3. RENT.

      3.1 Base Rent. Tenant agrees to pay to Landlord the Base Rent set forth in the Basic Lease Information, without prior notice or demand, on the first day of each and every calendar month during the Term. Base Rent for any partial month at the beginning or end of the Term shall be prorated based on the actual number of days in the month.

      3.2 Additional Rent: Increases in Operating Costs and Taxes.

            (a) Definitions.

                  (1) "Operating Costs" means all costs of managing, operating, maintaining and repairing the Property, including all costs, expenditures, fees and charges for: (A) operation, maintenance and repair of the Property (including maintenance, repair and replacement of glass, the roof covering or membrane, and landscaping); (B) utilities and services (including telecommunications facilities and equipment, recycling programs and trash removal), and associated supplies and materials; (C) compensation (including employment taxes and fringe benefits) for persons who perform duties in connection with the operation, management, maintenance and repair of the Building, such compensation to be appropriately allocated for persons who also perform duties unrelated to the Building; (D) property (including coverage for earthquake and flood if carried by Landlord), liability, rental income and other insurance relating to the Property, and expenditures for deductible amounts paid under such insurance; (E) licenses, permits and inspections; (F) complying with the requirements of any law, statute, ordinance or governmental rule or regulation or any orders pursuant thereto (collectively "Laws"); (G) amortization of capital improvements required to comply with Laws, or which are intended to reduce Operating Costs or improve the utility, efficiency or capacity of any Building System, with interest on the unamortized balance at the rate paid by Landlord on funds borrowed to finance such capital improvements (or, if Landlord finances such improvements out of Landlord's funds without borrowing, the rate that Landlord would have paid to borrow such funds, as reasonably determined by Landlord), over such useful life as Landlord shall reasonably determine; (H) an office in the Project for the management of the Property, including expenses of furnishing and equipping such office and the rental value of any space occupied for such purposes; (I) property management fees; (J) accounting, legal and other professional services incurred in connection with the operation of the Property and the calculation of Operating Costs and Taxes; (K) a reasonable allowance for depreciation on machinery and equipment used to maintain the Property and on other personal property owned by Landlord in the Property (including window coverings and carpeting in common areas); (L) contesting the validity or applicability of any Laws that may affect the Property; (M) the Building's share of any shared or common area maintenance fees and expenses (including costs and expenses of operating, managing, owning and maintaining the common areas of the Project and any fitness center or conference center in the Project); and (N) any other cost, expenditure, fee or charge, whether or not hereinbefore described, which in accordance with generally accepted property management practices would be considered an expense of managing, operating, maintaining and repairing the Property. Operating Costs for any calendar year during which average occupancy of the Building is less than one hundred percent (100%) shall be calculated based upon the Operating Costs that would have been incurred if the Building had an average occupancy of one hundred percent (100%) during the entire calendar year.

Operating Costs shall not include (i) capital improvements (except as otherwise provided above); (ii) costs of special services rendered to individual tenants (including Tenant) for which a special charge is made; (iii) interest and principal payments on loans or indebtedness secured by the Building; (iv) costs of improvements for Tenant or other tenants of the Building; (v) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Building other than through payment of tenants' shares of increases in Operating Costs and Taxes; (vi) leasing commissions, attorneys' fees and other expenses incurred in connection with leasing space in the Building or enforcing such leases; (vii) depreciation or amortization, other than as specifically enumerated in the definition of Operating Costs above; and (viii) costs, fines or penalties incurred due to Landlord's violation of any Law.

                  (2) "Taxes" means: all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Property; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property or the personal property described above; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above.

                  (3) "Tenant's Share" means the Rentable Area of the Premises divided by the total Rentable Area of the Building, as set forth in the Basic Lease Information. If the Rentable Area of the Building is changed or the Rentable Area of the Premises is changed by Tenant's leasing of additional space hereunder or for any other reason, Tenant's Share shall be adjusted accordingly.

            (b) Additional Rent.

                  (1) Tenant shall pay Landlord as "Additional Rent" for each calendar year or portion thereof during the Term Tenant's Share of the sum of
(x) Operating Costs for such period, and (y) Taxes for such period.

                  (2) Prior to the beginning of each calendar year, Landlord shall notify Tenant of Landlord's estimate of Operating Costs, Taxes and Tenant's Additional Rent for the following calendar year. Commencing on the first day of January of each calendar year and continuing on the first day of every month thereafter in such year, Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated Additional Rent. If Landlord thereafter estimates that Operating Costs or Taxes for such year will vary from Landlord's prior estimate, Landlord may, by notice to Tenant, revise the estimate for such year (and Additional Rent shall thereafter be payable based on the revised estimate).

                  (3) As soon as reasonably practicable after the end of each calendar year during the Term, Landlord shall furnish Tenant a statement with respect to such year, showing Operating Costs, Taxes and Additional Rent for the year, and the total payments made by Tenant with respect thereto. Unless Tenant raises any objections to Landlord's statement within ninety (90) days after receipt of the same, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute such statement or any item therein or the computation of Additional Rent based thereon. If Tenant does object to such statement, then Landlord shall provide Tenant with reasonable verification of the figures shown on the statement and the parties shall negotiate in good faith to resolve any disputes. Any objection of Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any amounts due Tenant or Landlord based on Landlord's statement, nor shall any failure of Landlord to deliver Landlord's statement in a timely manner relieve Tenant of Tenant's obligation to pay any amounts due Landlord based on Landlord's statement.

                  (4) If Tenant's Additional Rent as finally determined for any calendar year exceeds the total payments made by Tenant on account thereof, Tenant shall pay Landlord the deficiency within ten (10) days of Tenant's receipt of Landlord's statement. If the total payments made by Tenant on account thereof exceed Tenant's Additional Rent as finally determined for such year, Tenant's excess payment shall be credited toward the rent next due from Tenant under this Lease. For any partial calendar year at the beginning or end of the Term, Additional Rent shall be prorated on the basis of a 365-day year by computing Tenant's Share of Operating Costs and Taxes for the entire year and then prorating such amount for the number of days during such year included in the Term. Notwithstanding the termination of this Lease, Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be, within ten (10) days after Tenant's receipt of Landlord's final statement for the calendar year in which this Lease terminates, the difference between Tenant's Additional Rent for that year, as finally determined by Landlord, and the total amount previously paid by Tenant on account thereof.

      3.3 Payment of Rent. All amounts payable or reimbursable by Tenant under this Lease, including late charges and interest (collectively, "Rent"), shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease. All sums payable to Landlord on demand under the terms of this Lease shall be payable within ten (10) days after notice from Landlord of the amounts due. All rent shall be paid without offset, recoupment or deduction in lawful money of the United States of America to Landlord at

Landlord's Address for Payment of Rent as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate.

4. SECURITY DEPOSIT. Intentionally Deleted.

5. USE AND COMPLIANCE WITH LAWS.

      5.1 Use. The Premises shall be used and occupied for general business office purposes and for no other use or purpose. Tenant shall comply with all present and future Laws relating to Tenant's use or occupancy of the Premises (and make any repairs, alterations or improvements as required to comply with all such Laws), and shall observe the "Building Rules" (as defined in Section 27
- Rules and Regulations). Tenant shall not do, bring, keep or sell anything in or about the Premises that is prohibited by, or that will cause a cancellation of or an increase in the existing premium for, any insurance policy covering the Property or any part thereof. Tenant shall not permit the Premises to be occupied or used in any manner that will constitute waste or a nuisance, or disturb the quiet enjoyment of or otherwise annoy other tenants in the Building. Tenant shall not, without the prior consent of Landlord, (i) bring into the Building or the Premises anything that may cause substantial noise, odor or vibration, overload the floors in the Premises or the Building or any of the heating, ventilating and air-conditioning ("HVAC"), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building ("Building Systems"), or jeopardize the structural integrity of the Building or any part thereof; (ii) connect to the utility systems of the Building any apparatus, machinery or other equipment other than typical office equipment; or (iii) connect to any electrical circuit in the Premises any equipment or other load with aggregate electrical power requirements in excess of 80% of the rated capacity of the circuit.

      5.2 Hazardous Materials.

            (a) Definitions.

                  (1) "Hazardous Materials" shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

                  (2) "Environmental Requirements" shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

                  (3) "Handled by Tenant" and "Handling by Tenant" shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, "Representatives") or its guests, customers, invitees, or visitors (collectively, "Visitors"), at or about the Premises in connection with or involving Hazardous Materials.

                  (4) "Environmental Losses" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Property.

            (b) Tenant's Covenants. No Hazardous Materials shall be Handled by Tenant at or about the Premises or Property without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies ("Permitted Hazardous Materials"), may be used and stored at the Premises without Landlord's prior written consent, provided that Tenant's activities at or about the Premises and Property and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Property all Hazardous Materials Handled by Tenant at the Premises or the Property. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Section by all of Tenant's Representatives and Visitors, and all of Tenant's obligations under this Section (including its indemnification obligations under paragraph (e) below) shall survive the expiration or termination of this Lease.

            (c) Compliance. Tenant shall at Tenant's expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Property, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant's quiet enjoyment of the Property or Landlord's use, operation, leasing and sale of the Property. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Property. If any lien attaches to the Premises or the Property in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand.

            (d) Landlord's Rights. Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant's compliance with the provisions of this Section 5.2, and (ii) to perform Tenant's obligations under this Section if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the

Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord on demand the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations under this Section. Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

            (e) Tenant's Indemnification. Tenant agrees to indemnify, defend, protect and hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts' and consultants' fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Property or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises.

      5.3 Americans With Disabilities Act. The parties agree that the liabilities and obligations of Landlord and Tenant under that certain federal statute commonly known as the Americans With Disabilities Act as well as the regulations and accessibility guidelines promulgated thereunder as each of the foregoing is supplemented or amended from time to time (collectively, the "ADA") shall be apportioned as follows:

            (a) If any of the common areas of the Project, including, but not limited to, exterior and interior routes of ingress and egress, off-street parking and all rules and regulations applicable to the Premises, the Building or the Project, fails to comply with the ADA, such nonconformity shall be promptly made to comply by Landlord. Landlord shall also cause its manager of the Building and the Project (the "Manager") to comply with the ADA in its operation of the Building and the Project.

            (b) From and after the commencement date of the Lease, Tenant covenants and agrees to conduct its operations within the Premises in compliance with the ADA. If any of the Premises fails to comply with the ADA, such nonconformity shall be promptly make to comply by Tenant. In the event that Tenant elects to undertake any alterations to, for or within the Premises, including initial build-out work, Tenant agrees to cause such alterations to be performed in compliance with the ADA.

6. TENANT IMPROVEMENTS & ALTERATIONS.

      6.1 Tenant accepts the Premises in "as is" condition. Landlord consents to the alterations identified on Exhibit D and D-1 to be made by Tenant, at Tenants expense. Notwithstanding the foregoing alternations, Tenant shall not make any further alterations, improvements or changes to the Premises, including installation of any security system or telephone or data communication wiring, ("Alterations"), without Landlord's prior written consent. Any such Alterations shall be completed by Tenant at Tenant's sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the construction rules and regulations promulgated by Landlord from time to time; (iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant's work); and (v) subject to all conditions which Landlord may in Landlord's discretion impose. If any work outside the Premises, or any work on or adjustment to any of the Building

Systems, is required in connection with or as a result of Tenant's work, such work shall be performed at Tenant's expense by contractors designated by Landlord. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Property and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord's consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.

      6.2 Before making any Alterations, Tenant shall submit to Landlord for Landlord's prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor's license. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

      6.3 Tenant shall keep the Premises and the Property free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section 16.2
- Interest). Tenant shall give Landlord at least ten (10) days' notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

      6.4 Subject to the provisions of Section 5 - Use and Compliance with Laws and the foregoing provisions of this Section, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures ("Trade Fixtures") in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

      6.5 All contractors and subcontractors performing work at the Premises for the Tenant Improvements or Alterations must be recognized and approved by the Building Trades Council having jurisdiction over downtown Minneapolis, Minnesota and each such contractor or subcontractor must be bound by and a signatory to an applicable bargaining agreement and observe area standards for wages and other terms and conditions of employment, including fringe benefits.

7. MAINTENANCE AND REPAIRS.

      7.1 By taking possession of the Premises Tenant agrees that the Premises are then in a good and tenantable condition. During the Term, Tenant at Tenant's expense but under the direction of Landlord, shall repair and maintain the Premises, including the interior walls, floor coverings, ceiling (ceiling tiles and grid), Tenant Improvements, Alterations, fire extinguishers, outlets and fixtures, and any appliances (including dishwashers, hot water heaters and garbage disposers) in the Premises, in a first class condition, and keep the Premises in a clean, safe and orderly condition.

      7.2 Landlord shall maintain or cause to be maintained, in a first class condition, the structural portions of the roof, foundations, floors and exterior walls of the Building, the Building Systems, and the public and common areas of the Property, such as elevators, stairs, corridors and restrooms; provided, however, that Tenant shall pay the cost of repairs for any damage occasioned by Tenant's use of the Premises or the Property or any act or omission of Tenant or Tenant's Representatives or Visitors, to the extent (if any) not covered by Landlord's property insurance. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair.

      7.3 Landlord hereby reserves the right, at any time and from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant's obligations under this
Lease:

            (a) To make alterations, additions, repairs, improvements to or in or to decrease the size of area of, all or any part of the Building, the fixtures and equipment therein, and the Building Systems;

            (b) To change the Building's name or street address;

            (c) To install and maintain any and all signs on the exterior and interior of the Building;

            (d) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas (including the Parking Facility) and other tenancies and premises in the Property and to create additional rentable areas through use or enclosure of common areas; and

            (e) If any governmental authority promulgates or revises any Law or imposes mandatory or voluntary controls or guidelines on Landlord or the Property relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Property (collectively "Controls"), to comply with such Controls, whether mandatory or voluntary, or make any alterations to the Property related thereto.

8. TAXES. Tenant shall pay all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord's receipt of any rent payable by Tenant pursuant to the terms of this Lease ("Rental Tax"). Tenant shall pay any Rental Tax to Landlord in addition to and at the same time as Base Rent is payable under this Lease.

9. UTILITIES AND SERVICES.

      9.1 Description of Services. Landlord shall furnish to the Premises: reasonable amounts of heat, ventilation and air-conditioning during the Business Hours specified in the Basic Lease Information ("Business Hours") on weekdays except public holidays ("Business Days"); reasonable amounts of electricity; and janitorial services five days a week (except public holidays). Landlord shall also provide the Building with normal fluorescent lamp replacement, window washing, elevator service, and common area toilet room supplies. Any additional utilities or services that Landlord may agree to provide (including lamp or tube replacement for other than Building Standard lighting fixtures) shall be at Tenant's sole expense.

      9.2 Payment for Additional Utilities and Services.

            (a) Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing HVAC service at times other than Business Hours on Business Days, Landlord shall furnish such service to Tenant and Tenant shall pay for such services on an hourly basis at the then prevailing rate established for the Building by Landlord.

            (b) If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected as a result of (i) any lights, machines or equipment used by Tenant in the Premises, or (ii) the occupancy of the Premises by more than one person per 150 square feet of rentable area, then Landlord shall have the right to install any machinery or equipment reasonably necessary to restore the temperature, including modifications to the standard air-conditioning equipment. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord upon demand.

            (c) If Tenant's usage of electricity, water or any other utility service exceeds the use of such utility Landlord determines to be typical, normal and customary for the Building, Landlord may determine the amount of such excess use by any reasonable means (including the installation at Landlord's request but at Tenant's expense of a separate meter or other measuring device) and charge Tenant for the cost of such excess usage. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any unusual Tenant Improvements or Alterations, the carelessness of Tenant or the nature of Tenant's business (including hours of operation).

      9.3 Interruption of Services. In the event of an interruption in or failure or inability to provide any services or utilities to the Premises or Building for any reason (a "Service Failure"), such Service Failure shall not, regardless of its duration, impose upon Landlord any liability whatsoever, constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

10. EXCULPATION AND INDEMNIFICATION.

      10.1 Landlord's Indemnification of Tenant. Landlord shall indemnify, protect, defend and hold Tenant harmless from and against any claims, actions, liabilities, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same ("Claims") asserted by any third


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

party against Tenant for loss, injury or damage, to the extent such loss, injury or damage is caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives.

      10.2 Tenant's Indemnification of Landlord. Tenant shall indemnify, protect, defend and hold Landlord and Landlord's authorized representatives harmless from and against Claims arising from (a) the acts or omissions of Tenant or Tenant's Representatives or Visitors in or about the Property, or (b) any construction or other work undertaken by Tenant on the Premises (including any design defects), or (c) any breach or default under this Lease by Tenant, or
(d) any loss, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only Claims described in this clause (d) to the extent they are caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives.

      10.3 Damage to Tenant and Tenant's Property. Landlord shall not be liable to Tenant for any loss, injury or other damage to Tenant or to Tenant's property in or about the Premises or the Property from any cause (including defects in the Property or in any equipment in the Property; fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Property; or acts of other tenants in the Property). Tenant hereby waives all claims against Landlord for any such loss, injury or damage and the cost and expense of defending against claims relating thereto, including any loss, injury or damage caused by Landlord's negligence (active or passive) or willful misconduct. Notwithstanding any other provision of this Lease to the contrary, in no event shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

      10.4 Survival. The obligations of the parties under this Section 10 shall survive the expiration or termination of this Lease.

11. INSURANCE.

      11.1  Tenant's Insurance.

            (a) Liability Insurance. Tenant shall maintain in full force throughout the Term, commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Two Million Dollars ($2,000,000.00) each occurrence for bodily injury and property damage combined. Each policy of liability insurance required by this Section shall (i) provide that any waiver of subrogation rights or release prior to a loss does not void coverage; (ii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; and (iii) name Landlord, its partners, the Property Manager identified in the Basic Lease Information (the "Property Manager"), and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided at least the same extent of coverage as is provided to Tenant under such policies.

            (b) Property Insurance. Tenant shall at all times maintain in effect with respect to any Alterations and Tenant's Trade Fixtures and personal property, commercial property insurance providing coverage, on an "all risk" or "special form" basis, in an amount equal to at least 90% of the full replacement cost of the covered property. Tenant may carry such insurance under a blanket policy, provided that such policy provides coverage equivalent to a separate policy. During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations, Trade Fixtures and personal property so insured. Landlord shall be provided coverage under such insurance to the extent of its insurable interest and, if requested by Landlord, both Landlord and Tenant shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss under such insurance. Landlord will have no obligation to carry insurance on any Alterations or on Tenant's Trade Fixtures or personal property.

            (c) Requirements For All Policies. Each policy of insurance required under this Section 11. 1 shall: (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) be maintained at Tenant's sole cost and expense, and (iii) require at least thirty (30) days' written notice to Landlord prior to any cancellation, nonrenewal or modification of insurance coverage. All insurance companies issuing such policies shall be admitted carriers licensed to do business in the state where the Property is located.

            (d) Updating Coverage. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

            (e) Certificates of Insurance. Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Section is in force, accompanied by an endorsement showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall at Landlord's request provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease or its Exhibits.

      11.2 Landlord's Insurance. During the Term, to the extent such coverages are available at a commercially reasonable cost, Landlord shall maintain in effect insurance on the Building with responsible insurers, on an "all risk" or "special form" basis, insuring the Building and the Tenant Improvements in an amount equal to at least 90% of the replacement cost thereof, excluding land, foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

      11.3 Mutual Waiver of Right of Recovery & Waiver of Subrogation. Landlord and Tenant each hereby waive any right of recovery against each other and the partners, managers, members, shareholders, officers, directors and authorized representatives of each other for any loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein, regardless of cause, including negligence (active or passive) of the party benefiting from the waiver. If any such policy of insurance relating to this Lease or to the Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

12. DAMAGE OR DESTRUCTION.

      12.1  Landlord's Duty to Repair.

            (a) If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 12.2 - Landlord's Right to Terminate and 12.3 - Tenant's Right to Terminate, Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Property, as the case may be, to substantially their former condition to the extent permitted by then applicable Laws; provided, however, that in no event shall Landlord have any obligation for repair or restoration beyond the extent of insurance proceeds received by Landlord for such repair or restoration, or for any of Tenant's personal property, Trade Fixtures or Alterations.

            (b) If Landlord is required or elects to repair damage to the Premises and/or the Property, this Lease shall continue in effect, but Tenant's Base Rent and Additional Rent shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair from the date of the casualty until substantial completion of Landlord's repair of the affected portion of the Premises as required under this Lease. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Property necessitated by such casualty.

      12.2 Landlord's Right to Terminate. Landlord may elect to terminate this Lease following damage by fire or other casualty under the following circumstances:

            (a) If, in the reasonable judgment of Landlord, the Premises and the Property cannot be substantially repaired and restored under applicable Laws within one (1) year from the date of the casualty;

            (b) If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs;

            (c) If the Building is damaged or destroyed to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore the Building would exceed twenty-five percent (25%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed; or

            (d) If the fire or other casualty occurs during the last year of the Term.

If any of the circumstances described in subparagraphs (a), (b), (c) or (d) of this Section 12.2 occur or arise, Landlord shall give Tenant notice within one hundred and twenty (120) days after the date of the casualty, specifying whether Landlord elects to terminate this Lease as provided above and, if not, Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease.

      12.3 Tenant's Right to Terminate. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty, and Landlord does not elect to terminate as provided above, then Tenant may elect to terminate this Lease if

Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease is greater than one (1) year, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after Landlord's notice to Tenant pursuant to
Section 12.2 - Landlord's Right to Terminate.

13. CONDEMNATION.

      13.1 Definitions.

            (a) "Award" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.

            (b) "Condemnation" shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power ("Condemnor"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any such authority, either under threat of condemnation or while legal proceedings for condemnation are pending.

            (c) "Date of Condemnation" shall mean the earlier of the date that title to the property taken is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.

      13.2 Effect on Lease.

            (a) If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by Condemnation, this Lease shall remain in effect; provided, however, that if the portion of the Premises remaining after the Condemnation will be unsuitable for Tenant's continued use, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.

            (b) If twenty-five percent (25%) or more of the Project or of the parcel(s) of land on which the Building is situated or of the Parking Facility or of the floor area in the Building is taken by Condemnation, or if as a result of any Condemnation the Building is no longer reasonably suitable for use as an office building, whether or not any portion of the Premises is taken, Landlord may elect to terminate this Lease, effective as of the Date of Condemnation, by notice to Tenant within thirty (30) days after the Date of Condemnation.

            (c) If all or a portion of the Premises is temporarily taken by a Condemnor for a period not extending beyond the end of the Term, this Lease shall remain in full force and effect.

      13.3 Restoration. If this Lease is not terminated as provided in Section
13.2 - Effect on Lease, Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section 20.2 below). In no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant's personal property, Trade Fixtures, or Alterations.

      13.4 Abatement and Reduction of Rent. If any portion of the Premises is taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

      13.5 Awards. Any Award made shall be paid to Landlord, and Tenant hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired Term; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary taking of the Premises or a portion thereof by a Condemnor where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, Trade Fixtures or Alterations.

14. ASSIGNMENT AND SUBLETTING.

      14.1 Landlord's Consent Required. Tenant shall not assign this Lease or any interest therein, or sublet or license or Permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant's interest under this Lease (each and all a "Transfer"), without the prior written consent of Landlord, which consent (subject to the other provisions of this Section 14) shall not be unreasonably withheld. If Tenant is a business entity, any direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer. Notwithstanding any provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber this Lease or all or any part of Tenant's interest under this Lease.

      14.2 Reasonable Consent.

            (a) Prior to any proposed Transfer, Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed assignee, subtenant, user or other transferee (each a "Proposed Transferee"); (ii) the nature of the business proposed to be carried on in the Premises; (iii) a current balance sheet, income statements for the last two years and such other reasonable financial and other information concerning the Proposed Transferee as Landlord may request; and (iv) a copy of the proposed assignment, sublease or other agreement governing the proposed Transfer. Within fifteen (15) Business Days after Landlord receives all such information it shall notify Tenant whether it approves or disapproves such Transfer or if it elects to proceed under
Section 14.7 - Landlord's Right to Space.

            (b) Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold consent where (i) the Proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Proposed Transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the Proposed Transferee at the Premises, (iii) the Proposed Transferee is a governmental agency or unit or an existing tenant in the Project, (iv) the proposed Transfer would violate any "exclusive" rights of any tenants in the Project, (v) Landlord or Landlord's agent has shown space in the Building to the Proposed Transferee or responded to any inquiries from the Proposed Transferee or the Proposed Transferee's agent concerning availability of space in the Building, at any time within the preceding nine months, or (vi) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Property. In no event may Tenant publicly offer or advertise all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for a direct lease (non-sublease) of comparable space in the Project.

      14.3 Excess Consideration. If Landlord consents to the Transfer, Tenant shall pay to Landlord as additional rent, within ten (10) days after receipt by Tenant, any consideration paid by any transferee (the "Transferee") for the Transfer, including, in the case of a sublease, the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space.

      14.4 No Release Of Tenant. No consent by Landlord to any Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any such Transferee from the obligation to obtain Landlord's express prior written consent to any subsequent Transfer by Tenant or any Transferee. The acceptance of rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

      14.5 Effectiveness of Transfer. Prior to the date on which any permitted Transfer (whether or not requiring Landlord's consent) becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed Transfer document and Landlord's standard form of Consent to Assignment or Consent to Sublease executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such instrument shall not release or discharge the Transferee from liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

      14.6 Landlord's Right to Space. Notwithstanding any of the above provisions of this Section to the contrary, if Tenant notifies Landlord that it desires to enter into a Transfer, Landlord, in lieu of consenting to such Transfer, may elect (x) in the case of an assignment or a sublease of the entire Premises, to terminate this

Lease, or (y) in the case of a sublease of less than the entire Premises, to terminate this Lease as it relates to the space proposed to be subleased by Tenant. In such event, this Lease will terminate (or the space proposed to be subleased will be removed from the Premises subject to this Lease and the Base Rent and Tenant's Share under this Lease shall be proportionately reduced) on the earlier of sixty (60) days after the date of Landlord's notice to Tenant making the election set forth in this Section 14.6 or the date the Transfer was Proposed to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.

      14.7 Assignment of Sublease Rents. Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee or as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default).

15. DEFAULT AND REMEDIES.

      15.1 Events of Default. The occurrence of any of the following shall constitute an "Event of Default" by Tenant:

            (a) Tenant fails to make any payment of rent when due, or any amount required to replenish the security deposit as provided in Section 4 above, if payment in full is not received by Landlord within three (3) days after written notice that it is due.

            (b) Tenant abandons the Premises.

            (c) Tenant fails timely to deliver any subordination document, estoppel certificate or financial statement requested by Landlord within the applicable time period specified in Sections 20 - Encumbrances - and 21 - Estoppel Certificates and Financial Statements - below.

            (d) Tenant violates the restrictions on Transfer set forth in
Section 14 - Assignment and Subletting.

            (e) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

            (f) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

            (g) Tenant fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within fifteen (15) days after notice to Tenant or, if such failure cannot be cured within such fifteen (15)-day period, Tenant fails within such fifteen (15)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided, however, that if Landlord in Landlord's reasonable judgment determines that such failure cannot or will not be cured by Tenant within such ninety (90) days, then such failure shall constitute an Event of Default immediately upon such notice to Tenant.

      15.2 Remedies. Upon the occurrence of an Event of Default, Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

            (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and Trade Fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in any applicable statutes and any other applicable existing or future Law providing for recovery of damages for such breach.

            (b) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

            (c) Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

16. LATE CHARGE AND INTEREST.

      16.1 Late Charge. If any payment of rent is not received by Landlord when due, Tenant shall pay to Landlord on demand as a late charge the sum of $250.00. A late charge shall not be imposed more than once on any particular installment not paid when due, but imposition of a late charge on any payment not made when due does not eliminate or supersede late charges imposed on other (prior) payments not made when due or preclude imposition of a late charge on other installments or payments not made when due.

      16.2 Interest. In addition to the late charges referred to above, which are intended to defray Landlord's costs resulting from late payments, any payment from Tenant to Landlord not paid when due shall at Landlord's option bear interest from the date due until paid to Landlord by Tenant at the rate of fifteen percent (15%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the "Interest Rate"). Acceptance of any late charge and/or interest shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

17. WAIVER. No provisions of this Lease shall be deemed waived by Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or payment or in any letter or document accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

18. ENTRY, INSPECTION AND CLOSURE. Upon reasonable oral or written notice to Tenant (and without notice in emergencies), Landlord and its authorized representatives may enter the Premises at all reasonable times to: (a) determine whether the Premises are in good condition, (b) determine whether Tenant is complying with its obligations under this Lease, (c) perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, (d) install or repair improvements for other tenants where access to the Premises is required for such installation or repair, (e) serve, post or keep posted any notices required or allowed under the provisions of this Lease,
(f) show the Premises to prospective brokers, agents, buyers, transferees, Mortgagees or tenants, or (g) do any other act or thing necessary for the safety or preservation of the Premises or the Building. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Building without liability to Tenant by reason of such closure. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Section. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

19. SURRENDER AND HOLDING OVER.

      19.1 Surrender. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all Tenant Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and other cabling installed in the Building by Tenant and remove from the Premises all Tenant's personal property and any Trade Fixtures and all Alterations that Landlord has elected to require Tenant to remove as provided in Section 6.1 - Tenant Improvements & Alterations, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in Landlord's notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

      19.2 Holding Over. If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the monthly Base Rent during Tenant's holding over shall be twice the Base Rent payable in the last fall month prior to the termination hereof. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

20. ENCUMBRANCES.

      20.1 Subordination. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded ("Encumbrance"); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) day's after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Property is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.

      20.2 Mortgagee Protection. Tenant agrees to give any holder of any Encumbrance covering any part of the Property ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

21. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

      21.1 Estoppel Certificates. Within ten (10) days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Tenant irrevocably constitutes, appoints and authorizes Landlord as Tenant's special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Tenant fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten (10) days after Landlord's second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Property or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificate.

      21.2 Financial Statements. Within ten (10) days after written request therefor, but not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant's normal practice, audited by an independent certified public accountant).

22. NOTICES. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by messenger or courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party at the party's address for notices set forth in the Basic Lease Information. Any notice required pursuant to any Laws may be incorporated into, given concurrently with or given separately from any notice required under this Lease. Notices shall be deemed to have been given and be effective on the earlier of (a) receipt (or refusal of delivery or receipt); or (b) one (1) day after acceptance by the independent service for delivery, if sent by independent messenger or courier service, or three (3) days after mailing if sent by mail in accordance with this Section. Either party may change its address for notices hereunder, effective fifteen (15) days after notice to the other party complying with this Section. If Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.

23. ATTORNEYS' FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, and whether involving contract and/or tort claims, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment (collectively, "Fees"). The "prevailing party" shall be determined based upon an assessment of which party's major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party's major arguments or positions on major disputed issues. Any Fees incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment.

24. QUIET POSSESSION. Subject to Tenant's full and timely performance of all of Tenant's obligations under this Lease and subject to the terms of this Lease, including Section 20 - Encumbrances, Tenant shall have the quiet possession of the Premises throughout the Term as against any persons or entities lawfully claiming by, through or under Landlord.

25. SECURITY MEASURES. Landlord may, but shall be under no obligation to, implement security measures for the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption; provided, however, that such measures shall be implemented in a way as not to inconvenience tenants of the Building unreasonably. If Landlord uses an access card system, Landlord may require Tenant to pay Landlord a deposit for each after-hours Building access card issued to Tenant, in the amount specified in the Basic Lease Information. Tenant shall be responsible for any loss, theft or breakage of any such cards, which must be returned by Tenant to Landlord upon expiration or earlier termination of the Lease. Landlord may retain the deposit for any card not so returned. Landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenant shall cooperate and comply with, and cause Tenant's Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

26. FORCE MAJEURE. If Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Construction Rider (if any), and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention.

27. RULES AND REGULATIONS. Tenant shall be bound by and shall comply with the rules and regulations attached to and made a part of this Lease as Exhibit C to the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Building, upon notice to Tenant thereof (collectively, the "Building Rules"). Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person.

28. LANDLORD'S LIABILITY. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord's obligations or actions under this Lease.

29. CONSENTS AND APPROVALS.

      29.1 Determination in Good Faith. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the specific provision contained in this Lease providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure.

      29.2 No Liability Imposed on Landlord. The review and/or approval by Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits or Addenda hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Property, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.

30. BROKERS. Landlord shall pay the fee or commission of the broker or brokers identified in the Basic Lease Information (the "Broker") in accordance with Landlord's separate written agreement with the Broker, if any. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Lease other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives.

31. RELOCATION OF PREMISES. Intentionally Deleted.

32. ENTIRE AGREEMENT. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral, all of which are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.

33. MISCELLANEOUS. This Lease may not be amended or modified except by a writing signed by Landlord and Tenant. Subject to Section 14 - Assignment and Subletting and Section 28 - Landlord's Liability, this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles) of the State in which the Building is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party, even if such party drafted the provision in question. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease.

34. AUTHORITY. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

      IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:                           LANDLORD:
RYAN COMPANIES US, INC.           900 NICOLLET, LLC


By:    /s/ John P. Kelly          By:  /s/ Timothy Gray
       --------------------            -------------------
                                       Timothy Gray
Name:                             Its: Chief Manager
       --------------------

Title: EVP
       --------------------

                                    EXHIBIT A

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 15, 2005
                                     BETWEEN
                         900 NICOLLET, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")

                                  THE PREMISES

                                RETEK ON THE MALL


                                  [FLOOR PLAN]


                                    AVAILABLE
                                    1,755 USF
                                    1,951 RSF


                                    8314.1111
                                    5TH FLOOR
                                  29 APRIL 2005

                                    EXHIBIT C

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 15, 2005
                                     BETWEEN
                         900 NICOLLET, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")

                                 BUILDING RULES

      The following Building Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease.

      1. Use of Common Areas. Tenant will not obstruct the sidewalks, halls, passages, exits, entrances, elevators or stairways of the Building ("Common Areas"), and Tenant will not use the Common Areas for any purpose other than ingress and egress to and from the Premises. The Common Areas, except for the sidewalks, are not open to the general public and Landlord reserves the right to control and prevent access to the Common Areas of any person whose presence, in Landlord's opinion, would be prejudicial to the safety, reputation and interests of the Building and its tenants.

      2. No Access to Roof. Tenant has no right of access to the roof of the Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air-conditioner or other device on the roof of the Building, without the prior written consent of Landlord. Any such device installed without such written consent is subject to removal at Tenant's expense without notice at any time. In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify and hold harmless Landlord from any liability, loss, damage, cost or expense, including reasonable attorneys' fees, arising from any activities of Tenant or of Tenant's Representatives on the roof of the Building.

      3. Signage. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building without the prior written consent of Landlord. Landlord reserves the right to adopt and furnish Tenant with general guidelines relating to signs in or on the Building. All approved signage will be inscribed, painted or affixed at Tenant's expense by a person approved by Landlord, which approval will not be unreasonably withheld.

      4. Prohibited Uses. The Premises will not be used for manufacturing, for the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public. Tenant will not permit any food preparation on the Premises except that Tenant may use Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages so long as such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

      5. Janitorial Services. Tenant will not employ any person for the purpose of cleaning the Premises or permit any person to enter the Building for such purpose other than Landlord's janitorial service, except with Landlord's prior written consent. Tenant will not necessitate, and will be liable for the cost of, any undue amount of janitorial labor by reason of Tenant's carelessness in or indifference to the preservation of good order and cleanliness in the Premises. Janitorial service will not be furnished to areas in the Premises on nights when such areas are occupied after 9:30 p.m., unless such service is extended by written agreement to a later hour in specifically designated areas of the Premises.

      6. Keys and Locks. Landlord will furnish Tenant, free of charge, two keys to each door or lock in the Premises. Landlord may make a reasonable charge for any additional or replacement keys. Tenant will not duplicate any keys, alter any locks or install any new or additional lock or bolt on any door of its Premises or on any other part of the Building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key for any such lock. On the termination of the Lease, Tenant will deliver to Landlord all keys to any locks or doors in the Building which have been obtained by Tenant.

      7. Freight. Upon not less than twenty-four hours prior notice to Landlord, which notice may be oral, an elevator will be made available for Tenant's use for transportation of freight, subject to such scheduling as Landlord in its discretion deems appropriate. Tenant shall not transport freight in loads exceeding the weight limitations of such elevator. Landlord reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building, and no property will be received in the Building or carried up or down the freight elevator or stairs except during such hours and along such routes and by such persons as may be designated by Landlord. Landlord reserves the right to require that heavy objects will stand on wood strips of such length and thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and Tenant will be liable for all damage or injuries caused by moving or maintaining such property.

      8. Nuisances and Dangerous Substances. Tenant will not conduct itself or permit Tenant's Representatives or Visitors to conduct themselves, in the Premises or anywhere on or in the Property in a manner which is offensive or unduly annoying to any other Tenant or Landlord's property managers. Tenant will not install or operate any phonograph, radio receiver, musical instrument, or television or other similar device in any part of the Common Areas and shall not operate any such device installed in the Premises in such manner as to disturb or annoy other tenants of the Building. Tenant will not use or keep in the Premises or the Property any kerosene, gasoline or other combustible fluid or material other than limited quantities thereof reasonably necessary for the maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating or air conditioning other than that supplied by Landlord. Tenant will not use or keep any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein. Tenant will not bring or keep any animals in or about the Premises or the Property.

      9. Building Name and Address. Without Landlord's prior written consent, Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant's business except as Tenant's address.

      10. Building Directory. A directory for the Building will be provided for the display of the name and location of tenants. Landlord reserves the right to approve any additional names Tenant desires to place in the directory and, if so approved, Landlord may assess a reasonable charge for adding such additional names.

      11. Window Coverings. No curtains, draperies, blinds, shutters, shades, awnings, screens or other coverings, window ventilators, hangings, decorations or similar equipment shall be attached to, hung or placed in, or used in or with any window of the Building without the prior written consent of Landlord, and Landlord shall have the right to control all lighting within the Premises that may be visible from the exterior of the Building.

      12. Floor Coverings. Tenant will not lay or otherwise affix linoleum, tile, carpet or any other floor covering to the floor of the Premises in any manner except as approved in writing by Landlord. Tenant will be liable for the cost of repair of any damage resulting from the violation of this rule or the removal of any floor covering by Tenant or its contractors, employees or invitees.

      13. Wiring and Cabling Installations. Landlord will direct Tenant's electricians and other vendors as to where and how data, telephone, and electrical wires and cables are to be installed. No boring or cutting for wires or cables will be allowed without the prior written consent of Landlord. The location of burglar alarms, smoke detectors, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord.

      14. Office Closing Procedures. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or its employees leave the Premises, so as to prevent waste or damage. Tenant will be liable for all damage or injuries sustained by other tenants or occupants of the Building or Landlord resulting from Tenant's carelessness in this regard or violation of this rule. Tenant will keep the doors to the Building corridors closed at all times except for ingress and egress.

      15. Plumbing Facilities. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein. Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.

      16. Use of Hand Trucks. Tenant will not use or permit to be used in the Premises or in the Common Areas any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.

      17. Refuse. Tenant shall store all Tenant's trash and garbage within the Premises or in other facilities designated By Landlord for such purpose. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without being in violation of any law or ordinance governing such disposal. All trash and garbage removal shall be made in accordance with directions issued from time to time by Landlord, only through such Common Areas Provided for such purposes and at such times as Landlord may designate. Tenant shall comply with the requirements of any recycling program adopted by Landlord for the Building.

      18. Soliciting. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Building are prohibited, and Tenant will cooperate to prevent the same.

      19. Parking. Tenant will use, and cause Tenant's Representatives and Visitors to use, any parking spaces to which Tenant is entitled under the Lease in a manner consistent with Landlord's directional signs and markings in the Parking Facility. Specifically, but without limitation, Tenant will not park, or permit Tenant's Representatives or Visitors to park, in a manner that impedes access to and from the Building or the Parking Facility or that violates space reservations for handicapped drivers registered as such. Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the Parking Facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations.

      20. Fire, Security and Safety Regulations. Tenant will comply with all safety, security, fire protection and evacuation measures and procedures established by Landlord or any governmental agency.

      21. Responsibility for Theft. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

      22. Sales and Auctions. Tenant will not conduct or permit to be conducted any sale by auction in, upon or from the Premises or elsewhere in the Property, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

      23. Waiver of Rules. Landlord may waive any one or more of these Building Rules for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such Building Rules in favor of any other tenant or tenants nor prevent Landlord from thereafter enforcing these Building Rules against any or all of the tenants of the Building.

      24. Effect on Lease. These Building Rules are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Violation of these Building Rules constitutes a failure to fully perform the provisions of the Lease, as referred to in Section 15.1 - "Events of Default".

      25. Non-Discriminatory Enforcement. Subject to the provisions of the Lease (and the provisions of other leases with respect to other tenants), Landlord shall use reasonable efforts to enforce these Building Rules in a non-discriminatory manner, but in no event shall Landlord have any liability for any failure or refusal to do so (and Tenant's sole and exclusive remedy for any such failure or refusal shall be injunctive relief preventing Landlord from enforcing any of the Building Rules against Tenant in a manner that discriminates against Tenant).

      26. Additional and Amended Rules. Landlord reserves the right to rescind or amend these Building Rules and/or adopt any other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                             EXHIBIT D & EXHIBIT D-1

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 15, 2005
                                     BETWEEN
                         900 NICOLLET, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")

                   Floor Plan dated August 4, 2005 (Exhibit D)

                  Demo Plan dated August 4, 2005 (Exhibit D-1)

                       [Ryan Conference Rooms Floor Plan]

                       [Ryan Conference Rooms Demo Plan]

                                   DEMO PLAN

                                    EXHIBIT E

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                         DATED AS OF SEPTEMBER 15, 2005
                                     BETWEEN
                         900 NICOLLET, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

                                                                LOAN NO.________

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Subordination, Non-Disturbance and Attornment Agreement (the "Agreement") is dated as of the 15th day of September, 2005, between Wachovia Bank, National Association, as Master Servicer on behalf of, LaSalle Bank National Association, as Trustee for the benefit of Certificate Holders of, Commercial Mortgage Pass-Through Certificates Series GCCFC 2002 C-1 ("Lender"), and Ryan Companies US, Inc., a Minnesota corporation ("Tenant").

                                    RECITALS

            A. Tenant is the tenant under a certain lease (the "Lease") dated September 15, 2005, with 900 Nicollet, LLC., a Delaware limited liability company ("Landlord") or its predecessor in interest, of premises described in the Lease (the "Premises") located in a certain office building known as Retek on the Mall located in Minneapolis, Minnesota and more particularly described in Exhibit A attached hereto and made a part hereof such office building, including the Premises, is hereinafter referred to as the "Property").

            B. This Agreement is being entered into in connection with a mortgage loan (the "Loan") being made by Lender to Landlord, to be secured by, among other things: (a) a first mortgage, deed of trust or deed to secure debt on and of the Property (the "Mortgage") to be recorded with the registry or clerk of the county in which the Property is located; and (b) a first assignment of leases and rents on the Property (the "Assignment of Leases and Rents") to be recorded. The Mortgage and the Assignment of Leases and Rents are hereinafter collectively referred to as the "Security Documents".

            C. Tenant acknowledges that Lender will rely on this Agreement in making the Loan to Landlord.

                                    AGREEMENT

            For mutual consideration, including the mutual covenants and agreements set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Tenant agrees that the Lease is and shall be subject and subordinate to the Security Documents and to all present or future advances under the obligations secured thereby and all renewals, amendments, modifications, consolidations, replacements and extensions of the secured obligations and the Security Documents, to the full extent of all amounts secured by the Security Documents from time to time. Said subordination is to have the same force and effect as if the Security Documents and such renewals, modifications, consolidations, replacements and extensions thereof had been executed, acknowledged, delivered and recorded prior to the Lease, any amendments or modifications thereof and any notice thereof.

            Lender agrees that, if the Lender exercises any of its rights under the Security Documents, including an entry by Lender pursuant to the Mortgage or a foreclosure of the Mortgage, Lender shall not disturb Tenant's right of quiet possession of the Premises under the terms of the Lease so long as Tenant is not in default beyond any applicable grace period of any term, covenant or condition of the Lease.

            Tenant agrees that, in the event of a foreclosure of the Mortgage by Lender or the acceptance of a deed in lieu of foreclosure by Lender or any other succession of Lender to fee ownership, Tenant will attorn to and recognize Lender as its landlord under the Lease for the remainder of the term of the Lease (including all extension periods which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease, and Tenant hereby agrees to pay and perform all of the obligations of Tenant pursuant to the Lease.

            Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease, Lender shall not be:

            liable for any act or omission of any prior Landlord (including, without limitation, the then defaulting Landlord), or subject to any defense or offsets which Tenant may have against any prior Landlord (including, without limitation, the then defaulting Landlord), or bound by any payment of rent or additional rent which Tenant might have paid for more than one month in advance of the due date under the Lease to any prior Landlord (including, without limitation, the then defaulting Landlord), or bound by any obligation to make any payment to Tenant which was required to be made prior to the time Lender succeeded to any prior Landlord's interest, or accountable for any monies deposited with any prior Landlord (including security deposits), except to the extent such monies are actually received by Lender, or bound by any surrender, termination, amendment or modification of the Lease made without the consent of Lender.

            Tenant agrees that, notwithstanding any provision hereof to the contrary, the terms of the Mortgage shall continue to govern with respect to the disposition of any insurance proceeds or eminent domain awards, and any obligations of Landlord to restore the real estate of which the Premises are a part shall, insofar as they apply to Lender, be limited to insurance proceeds or eminent domain awards received by Lender after the deduction of all costs and expenses incurred in obtaining such proceeds or awards.

            Tenant hereby agrees to give to Lender copies of all notices of Landlord default(s) under the Lease in the same manner as, and whenever, Tenant shall give any such notice of default to Landlord, and no such notice of default shall be deemed given to Landlord unless and until a copy of such notice shall have been so delivered to Lender.

Lender shall have the right to remedy any Landlord default under the Lease, or to cause any default of Landlord under the Lease to be remedied, and for such purpose Tenant hereby grants Lender such additional period of time as may be reasonable to enable Lender to remedy, or cause to be remedied, any such default in addition to the period given to Landlord for remedying, or causing to be remedied, any such default.

Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord.

No Landlord default under the Lease shall exist or shall be deemed to exist (i) as long as Lender, in good faith, shall have commenced to cure such default within the above referenced time period and shall be prosecuting the same to completion with reasonable diligence, subject to force majeure, or (ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being cured by Lender, as long as Lender, in good faith, shall have notified Tenant that Lender intends to institute proceedings under the Security Documents, and, thereafter, as long as such proceedings shall have been instituted and shall be prosecuted with reasonable diligence.

In the event of the termination of the Lease by reason of any default thereunder by Landlord, upon Lender's written request, given within thirty (30) days after any such termination, Tenant, within fifteen (15) days after receipt of such request, shall execute and deliver to Lender or its designee or nominee a new lease of the Premises for the remainder of the term of the Lease upon all of the terms, covenants and conditions of the Lease. Lender shall have the right, without Tenant's consent, to foreclose the Mortgage or to accept a deed in lieu of foreclosure of the Mortgage or to exercise any other remedies under the Security Documents.

            Tenant hereby consents to the Assignment of Leases and Rents from Landlord to Lender in connection with the Loan. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in said assignments, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignments or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing or unless Lender or its designee or nominee becomes, and then only with respect to periods in which Lender or its designee or nominee becomes, the fee owner of the Premises. Tenant agrees that upon receipt of a written notice from Lender of a default by Landlord under the Loan, Tenant will thereafter, if requested by Lender, pay rent to Lender in accordance with the terms of the Lease.

            The Lease shall not be assigned by Tenant, modified, amended or terminated (except a termination that is permitted in the Lease without Landlord's consent) without Lender's prior written consent in each instance

            Any notice, election, communication, request or other document or demand required or permitted under this Agreement shall be in writing and shall be deemed delivered on the earlier to occur of (a) receipt or (b) the date of delivery, refusal or nondelivery indicated on the return receipt, if deposited in a United States Postal Service Depository, postage prepaid, sent certified or registered mail, return receipt requested, or if sent via a recognized commercial courier service providing for a receipt, addressed to Tenant or Lender, as the case may be, at the following addresses:

                  If to Tenant:

                  Ryan Companies US, Inc.
                  50 South Tenth Street, Suite 300
                  Minneapolis, MN 55403-2012
                  Attention: Timothy M. Gray

                  with a copy to:

                  If to Lender:

                  Wachovia Bank, National Association
                  8739 Research Drive URP4
                  Charlotte, North Carolina 28288-1075
                  Attention: Portfolio Manager, Alex Aguilar
                             Commercial Real Estate Servicing

            The term "Lender" as used herein includes any successor or assign of the named Lender herein, including without limitation, any co-lender at the time of making the Loan, any purchaser at a foreclosure sale and any transferee pursuant to a deed in lieu of foreclosure, and their successors and assigns, and the terms "Tenant" and "Landlord" as used herein include any successor and assign of the named Tenant and Landlord herein, respectively; provided, however, that such reference to Tenant's or Landlord's successors and assigns shall not be construed as Lender's consent to any assignment or other transfer by Tenant or Landlord.

            If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect, and shall be liberally construed in favor of Lender.

            Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

            This Agreement shall be construed in accordance with the laws of the state of in which the Property is located.

            The person executing this Agreement on behalf of Tenant is authorized by Tenant to do so and execution hereof is the binding act of Tenant enforceable against Tenant.

Ryan 1,951 SF 5th Floor

            Witness the execution hereof [under seal] as of the date first above written.

                                    Wachovia Bank, National Association,
                                    as Master Servicer on behalf of,
                                    LaSalle Bank National Association, as
                                    Trustee for the benefit of Certificate
                                    Holders of, Commercial Mortgage
                                    Pass-Through Certificates Series GCCFC
                                    2002 C-1

                                             By:____________________________
                                             Name: Robert Uhlin
                                             Title: Senior Portfolio Manager

                                    TENANT:  RYAN COMPANIES, US, INC.

                                             By:____________________________

                                             Name:__________________________

                                             Title:_________________________

            The undersigned Landlord hereby consents to the foregoing Agreement and confirms the facts stated in the foregoing Agreement.

                                    LANDLORD: 900 NICOLLET, LLC.

                                             By:____________________________

                                             Name:__________________________

                                             Title:_________________________

                                                [ADD APPROPRIATE ACKNOWLEDGMENT]

STATE OF NORTH CAROLINA   )
                          )SS.
COUNTY OF MECKLENBURG     )

            On_______________, 199__, personally appeared the above named ______________ _______________, a ________________ of Wachovia Bank, National
Association, and acknowledged the foregoing to be the free act and deed of said association, before me.

                                              ______________________________
                                              Notary Public
                                              My commission expires:________


STATE OF MINNESOTA    )
                           )SS.
COUNTY OF HENNEPIN    )


            On_____________, personally appeared the above named
____________________, the_______________________, of ___________________ and
acknowledged the foregoing to be the free act and deed of said_________________, before me.

                                              ______________________________
                                              Notary Public
                                              My commission expires:________

_______________________, ss.


            On_________________, personally appeared the above named _______________________________, the ______________________________, of
____________________________________ and acknowledged the foregoing to be the free act and deed of said ____________________, before me.

                                              ______________________________
                                              Notary Public
                                              My commission expires:________

                                   EXHIBIT "A"
                                  The Property

Tracts C, D, E, F, I, J, L, M, N, 0, P, T, W, X, Z, BB, CC, and EE, Registered Land Survey No. 1717, Files of Registrar of Tiles, Hennepin County, Minnesota.

                                    EXHIBIT F

                        ATTACHED TO AND FORMING A PART OF
                                 LEASE AGREEMENT
                           DATED AS OF AUGUST 22, 2005
                                     BETWEEN
                         900 NICOLLET, LLC, AS LANDLORD,
                                       AND
                  RYAN COMPANIES US, INC., AS TENANT ("LEASE")


                                                                LOAN NO.________

                              ESTOPPEL CERTIFICATE

            This Estoppel Certificate is given to [NAME OF TRUST] ("Lender"), by _______________________________,a _________________________ ("Tenant"), with the understanding that Lender and its counsel will rely on this Estoppel Certificate in connection with the mortgage loan (the "Loan") on the Office Building commonly known as Retek on the Mall, located at 50 South Tenth Street, Minneapolis, Minnesota (the "Property").

      The undersigned Tenant does hereby represent, warrant and certify to Lender as of ___________, 200_, as follows:

      1. The undersigned is the Tenant under that certain lease, dated ________, 20__ (the "Lease"), executed by ____________________________ ("Landlord") or its predecessor in interest, as landlord and Tenant or its predecessor in interest, as tenant. A true, correct and complete copy of the Lease, together with any amendments, modifications and supplements thereto, is attached hereto, The Lease is the entire agreement between Landlord (or any affiliated party) and Tenant (or any affiliated party) pertaining to the leased premises. There are no amendments, modifications, supplements, arrangements, side letters or understandings, oral or written, of any sort, of the Lease, except _________________________________.

      2. Tenant's Lease terms: approximate leaseable square feet is ___________ (the "Premises"); the commencement date of the term of the Lease is ___________; the expiration date of the term of the Lease is ________________; the fixed annual minimum rent is $______________ , payable monthly in advance on the first day of each calendar month; the next rent payment of $_______________ is due on ________________, 20__; no rent has been prepaid except for the current month; Tenant agrees not to pay rent more than one (1) month in advance; rent payments began on _______________, 20__; the fixed annual minimum rent is subject to rental increases as set forth in the Lease, and the last increase covers the period from _______________, 20__ through ______________, 20__; Tenant's percentage share of operating expenses/common area charges, insurance and real estate taxes is ____ %, which is currently being paid on an estimated basis in advance at the rate of $_______ per month; Tenant is obligated to pay percentage rent equal to _____% of annual gross sales in excess of $_________; all rent has been paid through __________ 20__; and Tenant has paid a security deposit of ___________.

      3. Tenant does not have any right or option to: renew or extend the term of the Lease, or to expand into any additional space, or to terminate the Lease in whole or in part prior to the expiration of the term, or to purchase all or any part of the Property or the Premises, except _________________________.

      4. The Lease has been duly executed and delivered by, and is a binding obligation of, Tenant, and the Lease is in full force and effect.

      5. Tenant has unconditionally accepted the Premises and is satisfied with all the work done by and required of Landlord; Tenant has taken possession and is in occupancy of the Premises and is open for business; rent payments have commenced, and all tenant improvements in the Premises have been completed by Landlord; and as of the date hereof Tenant is not aware of any defect in the Premises.

      6. All obligations of Landlord under the Lease have been performed, Landlord is not in default under the Lease and there exists no condition, state of facts or event that, with the passing of time or the giving of notice, or both, would constitute a default by Landlord in the performance of its obligations under the Lease. There are no offsets or defenses that Tenant has against the full enforcement of the Lease by Landlord. No free periods of rent, tenant improvements, contributions or other concessions have been granted to Tenant; Landlord is not reimbursing Tenant or paying Tenant's rent obligations under any other lease; and Tenant has not advanced any funds for or on behalf of Landlord for which Tenant has a right of deduction from, or set off against, future rent payments.

      7. Tenant is not in default under the Lease and there exists no condition, state of facts or event that, with the passing of time or the giving of notice, or both, would constitute a default by Tenant in the performance of its obligations under the Lease. Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises. Tenant is not insolvent and is able to pay its debts as they mature. Tenant has not declared bankruptcy or similar insolvency proceeding, and has no present intentions of doing so, no such proceeding has been commenced against Tenant seeking such relief, and Tenant has no knowledge that any such proceeding is threatened.

      8. Tenant hereby acknowledges and agrees that Tenant's rights under the Lease shall be subject and subordinate to Lender's rights under any mortgage, deed of trust or similar agreement given by Landlord in connection with the Loan. Tenant shall attorn to and accept performance by Lender of any covenant, agreement or obligation of Landlord contained in the Lease with the same force and effect as if performed by Landlord. In no event, however, shall Lender be obligated to perform any such covenant, agreement, or obligation of Landlord under the Lease.

      9. This Estoppel Certificate shall be effective as of the date written above. The term "Lender" as used herein includes any successor or assign of the named Lender and the term "Landlord" as used herein includes any successor or assign of the named Landlord. The undersigned represents that they and the individuals signing below have the right, power and authority to execute this Estoppel Certificate, and execution hereof is the binding act of Tenant enforceable against Tenant, its heirs, representatives, successors and assigns.

         Dated: ___________, 20__.         TENANT:_________________________

                                           By:_____________________________
                                                 Name:
                                                 Title: